   Driehaus Mutual Funds

   Trustees & Officers

   Richard H. Driehaus
   Chairman of the Board & President
   Francis J. Harmon
   Trustee
   Robert F. Moyer
   Senior Vice President & Trustee
   A.R. Umans
   Trustee
   Daniel Zemanek
   Trustee
   William R. Andersen
   Vice President
   Diane L. Wallace
   Vice President & Treasurer
   Mary H. Weiss
   Vice President & Secretary
   Dusko Culafic
   Assistant Treasurer
   Jennifer L. Billingsley
   Assistant Secretary

   Investment Advisor
   Driehaus Capital Management, Inc.
   25 East Erie Street
   Chicago, IL 60611

   Distributor
   Driehaus Securities Corporation
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent
   PFPC Inc.
   103 Bellevue Parkway
   Wilmington, DE 19809

   Custodian
   The Chase Manhattan Bank
   3 Chase MetroTech Center
   Brooklyn, NY 11245
                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 2000

                          [DRIEHAUS MUTUAL FUNDS LOGO]

DRIEHAUS INTERNATIONAL GROWTH FUND

DRIEHAUS INTERNATIONAL DISCOVERY FUND

DRIEHAUS EUROPEAN OPPORTUNITY FUND

DRIEHAUS ASIA PACIFIC GROWTH FUND

DRIEHAUS EMERGING MARKETS GROWTH FUND

                             Distributed by:
                     DRIEHAUS SECURITIES CORPORATION

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

--------------------------------------------------------------------------------
                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

    All of the Driehaus Mutual Funds encountered a difficult investment environment in 2000. The weakness in the U.S. markets, especially within the technology sector, reached into most international markets. The slowing U.S. economy, sluggish worldwide economic growth, higher energy prices, and the decline in the value of the euro were all contributing factors to the international equity market malaise of 2000. Despite the environment, as explained more fully in the individual portfolio manager letters, each of the funds' relative performance is particularly noteworthy and was recognized by independent industry organizations.

    We have continued to develop our mutual fund organization to better serve shareholders and are striving to build a research team comprised of analysts with specific industry expertise. Our support staff grew over the course of the year to enhance the efficiency and focus of the international portfolio management and research team. We continued to develop our mutual fund sales department, led by a director of sales and a mutual fund sales specialist, both of whom joined the firm in 1999. We also upheld our commitment to utilizing advanced technological tools that can enhance performance. These tools include proprietary systems developed to augment our unique style and leading external products.

    We appreciate your interest and investment in our products, especially during a challenging market environment, and encourage you to maintain a longer-term perspective. We believe that it is very important to commit to an investment over a full market cycle, as time, not timing, leads to superior market returns. I would like to personally thank you for your support as shareholders and invite you to review this report to learn more about our family of international mutual funds.

Sincerely,

/s/ Richard H. Driehaus
Richard H. Driehaus
President
Driehaus Mutual Funds

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Driehaus International Growth Fund
           Portfolio Manager's Letter.......................    1
           Schedule of Investments..........................    4
Driehaus International Discovery Fund
           Portfolio Managers' Letter.......................   11
           Schedule of Investments..........................   14
Driehaus European Opportunity Fund
           Portfolio Manager's Letter.......................   22
           Schedule of Investments..........................   24
Driehaus Asia Pacific Growth Fund
           Portfolio Manager's Letter.......................   31
           Schedule of Investments..........................   34
Driehaus Emerging Markets Growth Fund
           Portfolio Manager's Letter.......................   41
           Schedule of Investments..........................   44
Each Fund section includes:
           Schedule of Investments by Industry
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Financial Highlights
Notes to Financial Statements...............................   52
Report of Independent Public Accountants....................   60

                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 2000

    Investment Philosophy:
    The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds' share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds' returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

    DRIEHAUS INTERNATIONAL GROWTH FUND

    DRIEHAUS INTERNATIONAL DISCOVERY FUND

    DRIEHAUS EUROPEAN OPPORTUNITY FUND

    DRIEHAUS ASIA PACIFIC GROWTH FUND

    DRIEHAUS EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND - PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2000, the Driehaus International Growth Fund returned -33.53%. This compares with an annual return of -14.17% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Index and -14.72% for the Lipper International Fund Index for 2000. For the year, the Driehaus International Growth Fund was ranked 686 among the 695 funds in its Lipper International Fund peer group.(1)

    Because of the importance of long-term performance to the achievement of investor objectives, we should also note that, for the three years ended December 31, 2000, the fund posted an annualized return of 15.05%, while the five-year annualized return was 16.74%. This compares with the MSCI EAFE(R) Index 9.35% and 7.13% and the Lipper International Fund Index 9.82% and 10.20%, respectively, for these time periods. In recognition of the fund's three-year performance, the fund received a 4-star Overall Morningstar Rating(TM), and also received a category rating of 4 out of 555 funds in the Foreign Stock category as of December 31, 2000.(2)

    In June 2000, the fund passed a significant milestone, becoming one of the few international funds to mark the completion of 10 years of performance. As of December 31, 2000, the 10-year performance for the Driehaus International Growth Fund was 17.64% annualized, compared with the MSCI EAFE(R) Index 8.24% and the Lipper International Fund Index 10.34%. Since inception (7/1/90), the fund returned 15.54%(3) versus the MSCI EAFE(R) Index 6.43% and Lipper International Fund Index 8.19%. Our superior long-term record has been achieved by the faithful application of our philosophy. We do acknowledge, of course, that quarter-to-quarter and year-to-year volatility has been substantial.

    During 2000, we saw a reversal of the environment of the second half of 1999, with growth stocks lagging both the broad indexes and value stocks by near-record amounts. Large cap U.S. growth shares in the Russell 1000 Growth Index underperformed their large cap value counterparts by almost 30% in 2000. We believe this is illustrative of the phenomenon that took place in international markets as well. Because we remain fully invested in companies that have strong growth investing characteristics, our portfolio tends to underperform during periods of substantial underperformance for the growth investment style, such as that seen in 2000.

    The past year was also characterized by a sharp slowdown in the U.S. economy, which had an impact on economies around the world, especially those in Europe and Asia. This economic slowing affected projected earnings growth for many of the sectors in which we have holdings. As a result, over the course of the year, we shifted a major portion of the portfolio to sectors in which earnings were less likely to be impacted by the slowdown. As we mentioned in our mid-year report, this included healthcare and energy. These investments were largely funded by reducing our weightings in economically-sensitive sectors, including technology.

    As the economic slowdown accelerated, it became increasingly clear that interest rates would eventually have to be reduced to deal with this situation. We increased our weighting in the financial services sector, based on both the likelihood of lower rates as well as the attractive valuations in this sector, which we found more appealing than those in the fastest-growing segments of the market.

    The equity market and currency volatility experienced during 2000 somewhat masked the fact that European economies posted some of their best growth in recent years, with the region's gross domestic product increasing 3.5% for the year. This number reflects stronger growth than we saw in either Japan or Southeast Asia in 2000. Although this is expected to moderate in 2001 in response to the slowdown in the U.S., we believe the overall fundamentals of European markets remain positive. As we noted a year ago, the links between the stock markets of various countries and industries continue to become much stronger. As a result, we are increasingly looking at global industry trends as well as regional trends in making our investment decisions.

    After the unprecedented volatility of 2000, we are cautiously optimistic about prospects for 2001. While valuations in many growth sectors remain high, pockets of opportunity still exist. As always, our portfolio remains invested in companies with individual fundamentals that are, in our opinion, quite strong. Over time, this has resulted in excellent long-term returns.

Sincerely,

/s/ William R Andersen
William R. Andersen
Portfolio Manager
February 12, 2001

---------------

(1) The Fund's total return for the year ended 12/31/00 was ranked number 686 out of 695 funds by Lipper Analytical Services, Inc., in the Lipper International Fund category.

(2) Morningstar proprietary ratings on U.S.-domiciled funds reflect risk-adjusted performance through December 31, 2000. Past performance does not guarantee future returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three-, five-, and 10-year (if applicable) performance. Subject to change every month, ratings are calculated from the fund's three-, five-, and 10-year (when available) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star. The Fund was rated exclusively against U.S.-domiciled funds. For the three-year period ended December 31, 2000, the Driehaus International Growth Fund received 4 stars among 555 funds in the Foreign Stock category. The Fund received a 4-star Overall Morningstar Rating(TM). The Fund was not eligible for a rating for its five-year period or 10-year period.

(3) The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objectives, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the Fund.

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
--------------------------------------------------------------------------------

                                          DRIEHAUS INTERNATIONAL        MSCI                 LIPPER
                                               GROWTH FUND             EAFE(R)         INTERNATIONAL FUND
                                                 (DRIGX)                INDEX                INDEX
                                          ----------------------       -------         ------------------
  One Year                                       -33.53%               -14.17%              -14.72%
  Three Years                                     15.05%                 9.35%                9.82%
  Five Years                                      16.74%                 7.13%               10.20%
  Ten Years                                       17.64%                 8.24%               10.34%
  Since Inception (7/1/90 -- 12/31/00)            15.54%                 6.43%                8.19%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE LINE GRAPH]

                                                                                                        Lipper International Fund
                                                          DRIGX                MSCI EAFE(R) INDEX                 INDEX
                                                          -----                ------------------       -------------------------
Jul 1990                                                100,000.00                  100,000.00                  100,000.00
                                                         86,601.00                   78,801.00                   81,729.00
Dec 1990                                                 89,755.00                   87,099.00                   85,405.00
                                                        102,746.00                   93,573.00                   91,999.00
                                                        105,643.00                   88,467.00                   89,596.00
                                                        105,259.00                   96,051.00                   95,356.00
Dec 1991                                                109,228.00                   97,661.00                   96,654.00
                                                        117,111.00                   86,071.00                   94,687.00
                                                        126,030.00                   87,891.00                   98,947.00
                                                        118,282.00                   89,216.00                   93,676.00
Dec 1992                                                118,606.00                   85,773.00                   92,514.00
                                                        135,240.00                   96,054.00                  100,444.00
                                                        142,834.00                  105,716.00                  105,962.00
                                                        163,373.00                  112,727.00                  116,121.00
Dec 1993                                                206,030.00                  113,701.00                  128,763.00
                                                        175,484.00                  117,676.00                  127,382.00
                                                        170,382.00                  123,688.00                  128,499.00
                                                        190,949.00                  123,808.00                  133,501.00
Dec 1994                                                177,981.00                  122,545.00                  127,815.00
                                                        169,343.00                  124,827.00                  124,638.00
                                                        186,111.00                  125,734.00                  130,987.00
                                                        207,588.00                  130,976.00                  138,125.00
Dec 1995                                                210,166.00                  136,279.00                  140,625.00
                                                        239,371.00                  140,217.00                  146,824.00
                                                        268,940.00                  142,436.00                  152,817.00
                                                        253,440.00                  142,257.00                  152,934.00
Dec 1996                                                261,596.00                  144,520.00                  160,915.00
                                                        270,985.00                  142,257.00                  164,901.00
                                                        307,522.00                  160,718.00                  183,358.00
                                                        320,208.00                  159,586.00                  186,871.00
Dec 1997                                                299,239.00                  147,090.00                  172,578.00
                                                        368,797.00                  168,726.00                  198,181.00
                                                        404,569.00                  170,518.00                  199,863.00
                                                        327,062.00                  146,280.00                  168,329.00
Dec 1998                                                344,570.00                  176,503.00                  194,428.00
                                                        353,222.00                  178,958.00                  196,919.00
                                                        388,723.00                  183,506.00                  207,850.00
                                                        411,993.00                  191,559.00                  214,857.00
Dec 1999                                                685,472.00                  224,096.00                  267,988.00
                                                        709,479.00                  223,860.00                  269,645.00
                                                        614,752.00                  214,992.00                  256,972.00
                                                        547,599.00                  197,649.00                  238,114.00
Dec 2000                                                455,658.00                  192,346.00                  228,544.00

    The Driehaus International Growth Fund (the "Fund" or "DRIGX") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund since July 1, 1990, (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE(R)) Index with dividends reinvested and the Lipper International Fund Index with dividends reinvested for the same period.

    The MSCI EAFE(R) Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Fund Index is an equally weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars.
Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 98.1%
----------------------------------------------------------
EUROPE -- 58.7%
  UNITED KINGDOM -- 15.1%
    Amvescap PLC................    262,940   $  5,396,794
    British Sky Broadcasting
      Group PLC**...............     43,300        725,080
    Cable & Wireless PLC........    289,290      3,902,237
    Canary Wharf Finance PLC**..    358,285      2,609,130
    COLT Telecom Group PLC**....    134,600      2,895,343
    Energis PLC**...............    384,745      2,586,294
    Enterprise Oil PLC..........    925,108      7,835,522
    Royal Bank of Scotland Group
      PLC.......................    193,730      4,578,211
    Tesco PLC...................  1,063,760      4,334,119
    Vodafone Group PLC..........  2,215,585      8,125,169
                                              ------------
                                                42,987,899
                                              ------------
  FRANCE -- 11.4%
    Alcatel SA..................     23,285      1,322,589
    Sanofi Synthelabo SA........    110,255      7,349,367
    STMicroelectronics NV --
      ADR.......................     74,360      3,183,538
    Suez Lyonnaise des Eaux SA..     34,820      6,358,310
    Total Fina Elf SA...........     45,780      6,808,074
    Vivendi Environnement**.....    171,230      7,475,256
                                              ------------
                                                32,497,134
                                              ------------
  ITALY -- 8.6%
    Bipop-Carire SpA............    504,000      3,288,582
    ENI SpA.....................  1,078,650      6,886,250
    Pirelli SpA.................  2,013,980      7,166,178
    Riunione Adriatica di
      Sicurta SpA...............    451,695      7,043,820
                                              ------------
                                                24,384,830
                                              ------------
  NETHERLANDS -- 7.3%
    ASM Lithography Holding
      NV -- ADR**...............     48,620      1,096,989
    ING Groep NV................     67,065      5,356,939
    Koninklijke Ahold NV........    144,695      4,667,668
    Koninklijke Numico NV.......    134,600      6,773,345
    Koninklijke (Royal) Philips
      Electronics NV -- ADR.....     78,100      2,831,125
                                              ------------
                                                20,726,066
                                              ------------
  GERMANY -- 6.2%
    Dresdner Bank AG............    204,000      8,905,872
    E.On AG.....................     90,440      5,502,105
    Epcos AG**..................     35,430      3,110,112
                                              ------------
                                                17,518,089
                                              ------------
  SWITZERLAND -- 3.7%
    Swiss Re....................      4,394     10,534,212
                                              ------------
  IRELAND -- 2.1%
    Bank of Ireland.............    411,501      4,091,289
    Elan Corp. PLC -- ADR**.....     37,780      1,768,576
                                              ------------
                                                 5,859,865
                                              ------------
  BELGIUM -- 1.8%
    Fortis-B....................    157,140   $  5,104,535
                                              ------------
  FINLAND -- 1.6%
    Nokia Oyj...................     57,115      2,547,047
    Nokia Oyj -- ADR............     47,925      2,084,738
                                              ------------
                                                 4,631,785
                                              ------------
  SPAIN -- 0.9%
    Altadis SA..................    172,645      2,674,430
                                              ------------
  RUSSIA -- 0.0%
    Novosibirsk Telephone**.....      4,000         44,000
                                              ------------
    Total Europe................               166,962,845
                                              ------------
FAR EAST -- 27.0%
  JAPAN -- 15.4%
    Anritsu Corp. ..............     21,000        496,497
    Daiichi Pharmaceutical Co.,
      Ltd. .....................    112,000      3,334,500
    Daiwa Securities Group,
      Inc. .....................        600          6,268
    Eisai Co., Ltd. ............    204,000      7,145,357
    Fast Retailing Co., Ltd. ...     30,200      5,918,352
    Matsushita Communication
      Industrial Co., Ltd. .....     32,000      4,021,015
    Mitsubishi Heavy Industries,
      Ltd. .....................    348,000      1,517,548
    Mitsui Fudosan Co., Ltd. ...    227,000      2,256,085
    Murata Manufacturing Co.,
      Ltd. .....................     25,300      2,968,651
    Nichii Gakkan Co. ..........          5            118
    Ricoh Co., Ltd. ............    450,000      8,314,359
    Sumitomo Realty &
      Development Co., Ltd. ....    302,000      1,520,578
    Tokio Marine & Fire
      Insurance Co., Ltd. ......    568,000      6,510,611
                                              ------------
                                                44,009,939
                                              ------------
  HONG KONG -- 6.8%
    Hang Seng Bank, Ltd. .......    652,600      8,785,101
    Hederson Land Development
      Co., Ltd. ................    401,000      2,041,011
    Hutchison Whampoa, Ltd. ....    302,000      3,765,364
    PetroChina Co., Ltd. ....... 13,168,000      2,194,692
    Sun Hung Kai Properties,
      Ltd. .....................    242,000      2,412,271
                                              ------------
                                                19,198,439
                                              ------------
  SINGAPORE -- 2.8%
    DBS Group Holdings, Ltd. ...    515,000      5,821,121
    Flextronics International,
      Ltd. -- ADR**.............     76,821      2,189,399
                                              ------------
                                                 8,010,520
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  SOUTH KOREA -- 1.0%
    Samsung Electronics.........     22,430   $  2,801,532
    SK Telecom Co.,
      Ltd. -- ADR...............          1             24
                                              ------------
                                                 2,801,556
                                              ------------
  AUSTRALIA -- 1.0%
    CSL, Ltd. ..................    128,411      2,786,992
                                              ------------
    Total Far East..............                76,807,446
                                              ------------
NORTH AMERICA -- 7.6%
  CANADA -- 5.8%
    Biovail Corp. -- ADR**......     99,540      3,866,134
    Canadian Natural Resources,
      Ltd.**....................     82,676      2,284,308
    Celestica, Inc. -- ADR**....     52,840      2,866,570
    Descartes Systems Group,
      Inc.**....................     36,295        857,832
    Descartes Systems Group,
      Inc. -- ADR**.............     17,738        425,712
    Petro-Canada................    241,245      6,127,454
                                              ------------
                                                16,428,010
                                              ------------
  MEXICO -- 1.8%
    Grupo Televisa SA --
      GDR**.....................    111,782      5,023,204
                                              ------------
    Total North America.........                21,451,214
                                              ------------
MIDDLE EAST -- 3.4%
  ISRAEL -- 3.4%
    Check Point Software
      Technologies, Ltd. --
      ADR**.....................     26,226      3,502,810
    Teva Pharmaceutical
      Industries, Ltd. -- ADR...     83,336      6,104,362
                                              ------------
                                                 9,607,172
                                              ------------
    Total Middle East...........                 9,607,172
                                              ------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
SOUTH AMERICA -- 1.4%
  BRAZIL -- 1.4%
    Empresa Brasileira de
      Aeronautica SA -- ADR.....     44,000   $  1,749,000
    Tele Norte Leste
      Participacoes SA -- ADR...     97,276      2,219,109
                                              ------------
                                                 3,968,109
                                              ------------
    Total South America.........                 3,968,109
                                              ------------
    Total Equity Securities
      (Cost $271,991,543).......               278,796,786
                                              ------------
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
  THAILAND -- 0.0%
    TelecomAsia Corp. Public
      Co., Ltd. (Foreign) --
      Rights**..................    307,294              0
                                              ------------
    Total Rights (Cost: $0).....                         0
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $271,991,543).........      98.1%   $278,796,786
  Other Assets in Excess of
    Liabilities.................       1.9%      5,261,842
                                 ----------   ------------
Net Assets......................     100.0%   $284,058,628
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis......................................   $271,991,543
                                              ============
Gross Appreciation.........................   $ 17,448,937
Gross Depreciation.........................    (10,643,694)
                                              ------------
  Net Appreciation.........................   $  6,805,243
                                              ============

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Banking.................................     12.5%
Broadcast & Publishing Services.........      2.0%
Business & Publishing Services..........      2.2%
Consumer Services/Multi-Industry........      1.3%
Data Processing.........................      2.9%
Drugs...................................      2.8%
Electrical..............................      2.6%
Electrical & Electronics................      0.6%
Electronic Components...................      2.5%
Electronic Systems/Devices..............      2.0%
Energy/Multi-Industry...................      0.8%
Energy Sources..........................      8.3%
Financial Services......................      5.6%
Food Processors.........................      2.4%
Health Care.............................      7.3%
Health/Multi-Industry...................      1.4%
Industrial Components...................      2.5%
Insurance...............................      8.5%
Machinery & Engineering.................      0.5%
Merchandising...........................      5.2%
Oil.....................................      2.2%
Real Estate.............................      3.8%
Semiconductors/Components...............      3.4%
Software & EDP Services.................      1.7%
Telecommunications......................      6.2%
Telephone Utilities.....................      0.8%
Tobacco.................................      0.9%
Transportation -- Air...................      0.6%
Utilities...............................      4.6%
Other Assets in Excess of Liabilities...      1.9%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $271,991,543)........    $ 278,796,786
    Foreign currency (Cost $32,895).........................           30,456
    Cash....................................................       37,981,108
    Receivables:
         Dividends..........................................          259,708
         Interest...........................................          164,436
         Investment securities sold.........................        7,367,751
         Fund shares sold...................................          101,898
         Foreign witholding tax refund......................        1,322,473
         Net unrealized appreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................          268,448
    Prepaid expenses........................................           14,593
    Deferred organizational costs...........................           18,962
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................      326,326,619
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................       39,881,335
         Fund shares redeemed...............................        1,844,620
         Due to affiliates..................................          355,780
         Foreign taxes......................................           42,727
    Accrued expenses........................................          143,529
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................       42,267,991
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $ 284,058,628
                                                                =============
SHARES OUTSTANDING..........................................       28,956,946
                                                                =============
NET ASSETS VALUE PER SHARE..................................    $        9.81
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2000:
    Paid-in capital.........................................    $ 310,267,596
    Undistributed net realized loss.........................      (32,953,282)
    Unrealized foreign exchange loss........................          (60,929)
    Unrealized appreciation on investments..................        6,805,243
                                                                -------------
             NET ASSETS.....................................    $ 284,058,628
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $122,618).........................................    $   2,352,891
         Interest...........................................        1,131,816
         Other..............................................           10,103
                                                                -------------
------------------------------------------------------------------------------
           Total income.....................................        3,494,810
                                                                -------------
------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        6,097,235
         Administration fee.................................          429,749
         Professional fees..................................          120,543
         Federal and state registration fees................           30,828
         Custodian fee......................................          338,573
         Transfer agent fees................................           79,321
         Trustees' fees.....................................           24,199
         Amortization of organization costs.................           25,441
         Miscellaneous......................................          100,923
                                                                -------------
------------------------------------------------------------------------------
           Total expenses...................................        7,246,812
                                                                -------------
------------------------------------------------------------------------------
             Net investment loss............................       (3,752,002)
                                                                -------------
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............       36,857,704
    Net realized foreign exchange loss......................       (4,391,556)
    Net change in unrealized foreign exchange loss..........          (55,837)
    Net change in unrealized appreciation of investments....     (179,051,352)
                                                                -------------
------------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................     (146,641,041)
                                                                -------------
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(150,393,043)
                                                                =============
==============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year        For the year
                                                                      ended               ended
                                                                December 31, 2000   December 31, 1999
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................      $  (3,752,002)      $  (2,802,042)
         Net realized and unrealized gain (loss) on
           investments......................................       (146,641,041)        234,546,276
                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from operations..............................       (150,393,043)        231,744,234
                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                 --                  --
         Capital gains......................................        (80,146,299)        (32,567,117)
                                                                  -------------       -------------
             Total distributions to shareholders............        (80,146,299)        (32,567,117)
                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        434,411,332         242,087,350
         Reinvestment of distributions......................         79,887,450          32,422,270
         Cost of shares redeemed............................       (466,272,232)       (230,946,531)
                                                                  -------------       -------------
             Net increase in net assets derived from capital
               share transactions...........................         48,026,550          43,563,089
                                                                  -------------       -------------
             Total increase (decrease) in net assets........       (182,512,792)        242,740,206
                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $ 466,571,420       $ 223,831,214
                                                                  -------------       -------------
    End of period...........................................      $ 284,058,628       $ 466,571,420
                                                                  =============       =============
=====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................         23,932,735          17,125,507
         Shares reinvested..................................          7,996,742           1,765,919
         Shares redeemed....................................        (25,054,637)        (16,194,532)
                                                                  -------------       -------------
             Net increase from capital share transactions...          6,874,840           2,696,894
                                                                  =============       =============
=====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                          For the period
                                                                                                             from the
                                                                     For the four                          commencement
                                                                     month period                         of operations
                             For the year        For the year      September 1, 1998    For the year     October 28, 1996
                                 ended               ended              through             ended            through
                           December 31, 2000   December 31, 1999   December 31, 1998   August 31, 1998   August 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....     $  21.13            $  11.55            $  12.39           $  11.90           $  10.00
                              --------            --------            --------           --------           --------
  INCOME (LOSS) FROM
    INVESTMENT
    OPERATIONS:
  Net investment loss....        (0.13)              (0.13)              (0.04)             (0.07)             (0.05)
  Net realized and
    unrealized gain
    (loss) on
    investments..........        (6.88)              11.31               (0.25)              1.77               1.95
                              --------            --------            --------           --------           --------
        Total income
          (loss) from
          investment
          operations.....        (7.01)              11.18               (0.29)              1.70               1.90
                              --------            --------            --------           --------           --------
  LESS DISTRIBUTIONS:
  Dividends from net
    investment income....           --                  --                  --                 --                 --
  Distributions from
    capital gains........        (4.31)              (1.60)              (0.55)             (1.21)                --
                              --------            --------            --------           --------           --------
        Total
         distributions...        (4.31)              (1.60)              (0.55)             (1.21)                --
                              --------            --------            --------           --------           --------
Net asset value, end of
  period.................     $   9.81            $  21.13            $  11.55           $  12.39           $  11.90
                              ========            ========            ========           ========           ========
        Total Return.....       (33.53)%             98.94%              (2.04)%**          16.50%             19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period (in 000's)....     $284,059            $466,571            $223,831           $229,088           $180,545
  Ratio of expenses to
    average net assets...         1.78%               1.82%               2.00%*             1.88%              2.11%*+
  Ratio of net investment
    loss to average net
    assets...............        (0.92)%             (1.03)%             (1.46)%*           (0.54)%            (0.67)%*+
  Portfolio turnover.....       404.21%             273.64%             116.28%**          219.78%            380.02%**
  Annualized portfolio
    turnover.............       404.21%             273.64%             347.89%            219.78%            450.35%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Fund's operations.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS INTERNATIONAL DISCOVERY FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2000, the Driehaus International Discovery Fund returned -11.29%. This compares with a return of -14.17% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Index and -14.52% for the Lipper International Small Cap Fund Index for 2000. For the year, the Driehaus International Discovery Fund was ranked 31 among the 79 funds in its Lipper International Small Cap Fund peer group.(1) Since the fund's inception (12/31/98), the Driehaus International Discovery Fund posted an annualized return of 66.80%, compared with the MSCI EAFE(R) Index 4.39% and the Lipper International Small Cap Fund Index 18.01% over the same period. For the two-year period ended December 31, 2000, the fund was ranked number one among the 69 funds in its Lipper peer group.(2)

    The year 2000 was one of great beginnings -- marked by the technology run up and extreme optimism in the markets -- and dramatic corrections brought about by slashed earnings in the technology, media and telecommunications sectors. The major event for Europe was the euro currency decline, which hit crisis levels in the third quarter 2000 but rallied by year end with the continued U.S. economic slowdown. While in Asia, confidence in Japan's economic recovery broke down, driving the country's stock index down to levels not seen since the 1998 Asia crisis.

    In this environment, the fund shifted away from French and German technology stocks during the year to more conservative names, particularly in financial services and insurance. In particular, we cut our weightings in Internet companies, specifically web consulting and design, and e-enabling businesses. Our decision to sell these positions was based on the combination of two key factors: highly labor-intensive business models, which hindered expansion and earnings growth, and a collapse in funding in Internet companies, which adversely affected new contracts and revenue sources.

    The fund also reduced its holdings in mobile telecom providers due to profit warnings by Nokia Oyj and Ericsson AB. While we sold many telecom names we actually increased our position in the Finnish handset manufacturer Elcoteq Network Corp. that benefited from increased outsourcing contracts from larger handset producers.

    The slowdown in demand for cell phones and personal computers also led us to reduce our technology holdings in Taiwan and South Korea, two major manufacturers of phone and computer components. For example, we sold Compeq Manufacturing Co., Ltd., a Taiwanese computer company and Garnet Systems Co., Ltd., a South Korean electronics company. We also reduced our investments in emerging telecom names in Australia such as Davnet, Ltd. and PowerTel, Ltd. as the market started to focus on those companies' swelling debt burdens.

    Over the year, we continued to seek more defensive positions among growth stocks, finding attractive opportunities in the United Kingdom's small cap market, particularly in the financial services sector. Two of the UK stocks added to our portfolio in 2000 included:

- Amey PLC, a business consulting firm that should benefit from its timely entrance into the UK's fast-growing facilities and project management outsourcing field.

- Discount airline easyJet PLC, which posted the highest return in its sector in 2000.

    Elsewhere in Europe, we added the Spanish insurance/financial services company Corporacion Mapfre SA, which is poised to profit from regulatory changes for corporate pension plan management.

    The fund also added to its position in financial services companies in Asia, including Dah Sing Financial Group, a Hong Kong bank that saw 25% growth in retail lending while most of the industry was suffering from diminished loan demand. Another purchase was Kookmin Credit Card Co., Ltd., the second largest credit card company in South Korea. Kookmin's charges rose 170% in 2000 as a result of the significant, newfound choice by Korean consumers to charge goods and services instead of using cash.

    We continued to find attractive fast-growing companies in Hong Kong and China that should capitalize on China's expected entry into the World Trade Organization in 2001. Among these was Chinese auto company Denway Motors, Ltd., which saw record demand for its Honda Accord in China as a new Chinese middle class emerged. To illustrate the company's rapid sales growth, between January and June 2000, Honda Accord sales rose 320% to 12,055 units.

    Although many of the new Nasdaq style stock indexes created overseas encountered rough times in 2000, we continue to support their establishment and believe they can provide an attractive venue for finding fast-growing, emerging companies. Going forward, we maintain a cautious outlook but remain focused on our investment strategy and anticipate interesting opportunities in the global small cap markets.

Sincerely,


/s/ Emery R. Brewer                              /s/ Eric J. Ritter
Emery R. Brewer                                  Eric J. Ritter
Senior Portfolio Manager                         Portfolio Manager
February 12, 2001                                February 12, 2001

---------------

(1) The Fund's total return for the year ended 12/31/00 was ranked number 31 out of 79 funds by Lipper Analytical Services, Inc. in the Lipper International Small Cap Fund category.

(2) The Fund's total return for the two-year period ended 12/31/2000 was ranked number one out of 69 funds by the Lipper Analytical Services, Inc., in the Lipper International Small Cap Fund category. During the periods, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns may have been lower, as well as the ranking.

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
--------------------------------------------------------------------------------

                                               DRIEHAUS INTERNATIONAL      MSCI       LIPPER INTERNATIONAL
                                                     DISCOVERY            EAFE(R)          SMALL CAP
                                                    FUND (DRIDX)           INDEX           FUND INDEX
                                               ----------------------     -------     --------------------
  One Year                                            -11.29%             -14.17%           -14.52%
  Since Inception (12/31/98 -- 12/31/00)               66.80%               4.39%            18.01%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE LINE GRAPH]

                                                                                                       Lipper International Small
                                                         DRIDX                MSCI EAFE(R) INDEX             CAP FUND INDEX
                                                         -----                ------------------       --------------------------
Dec 1998                                               10000.00                    10000.00                     10000.00
Mar 1999                                               10420.00                     9789.00                      9908.00
Jun 1999                                               10830.00                     9759.00                     10071.00
Sep 1999                                               12940.00                     9873.00                     10211.00
Dec 1999                                               26990.00                    11589.00                     12749.00
Mar 2000                                               41569.00                    12683.00                     17988.00
Jun 2000                                               34352.00                    12181.00                     16226.00
Sep 2000                                               31232.00                    11198.00                     15538.00
Dec 2000                                               27823.00                    10898.00                     13927.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE(R)) Index with dividends reinvested and the Lipper International Small Cap Fund Index with reinvested dividends for the same period.

    The MSCI EAFE(R) Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Small Cap Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source:
Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
EQUITY SECURITIES -- 89.7%
-----------------------------------------------------------
EUROPE -- 55.2%
  UNITED KINGDOM -- 13.2%
    Amey PLC.....................      35,825   $ 1,027,494
    Barratt Developments PLC.....      88,963       394,692
    Brit Insurance Holdings
      PLC........................     200,000       265,896
    Cobham PLC...................      46,800       731,606
    Dairy Crest Group PLC........     156,500       601,983
    easyJet PLC**................     132,743       778,294
    Enterprise Inns PLC..........      96,540       674,189
    Galen Holdings PLC...........      20,000       251,705
    IFX Power PLC................      43,636       666,501
    Independent Insurance Group
      PLC........................      90,886       540,347
    Jardine Lloyd Thompson Group
      PLC........................      74,200       535,911
    Paragon Group Companies
      PLC........................      91,000       343,238
                                                -----------
                                                  6,811,856
                                                -----------
  FRANCE -- 7.7%
    AES Laboratoire Groupe.......       2,600       251,422
    Beneteau.....................      10,924     1,384,551
    Carbone Lorraine SA..........      12,324       613,226
    Egide SA**...................         585       303,171
    Genesys**....................       5,885       273,492
    LVL Medical Groupe SA........      15,170     1,132,260
                                                -----------
                                                  3,958,122
                                                -----------
  SPAIN -- 7.1%
    Corporacion Mapfre SA........      65,200     1,242,616
    Grupo Dragados SA............     138,837     1,512,017
    NH Hoteles SA................      73,000       897,816
                                                -----------
                                                  3,652,449
                                                -----------
  ITALY -- 5.2%
    Credito Emiliano SpA.........     198,170       866,996
    Marzotto SpA.................      35,500       419,945
    Permasteelisa SpA............      48,000       657,491
    Recordati SpA................      15,000       290,103
    SAES Getters SpA.............      21,300       430,943
                                                -----------
                                                  2,665,478
                                                -----------
  FINLAND -- 4.4%
    Elcoteq Network
      Corp.  -- A................      40,800     1,283,212
    Perlos Oyj...................      20,400       421,353
    TietoEnator Oyj..............      20,000       568,939
                                                -----------
                                                  2,273,504
                                                -----------
  SWITZERLAND -- 3.5%
    Jelmoli Holding AG...........         475       703,487
    OZ Holding AG................         755     1,094,877
                                                -----------
                                                  1,798,364
                                                -----------

-----------------------------------------------------------
                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
  NETHERLANDS -- 2.1%
    Nutreco Holding NV...........      20,597   $ 1,094,495
                                                -----------
  POLAND -- 2.1%
    Bank Polska Kasa Opieki
      SA -- GDR**................      54,379       834,718
    Powszechny Bank Kredytowy....       9,000       230,850
                                                -----------
                                                  1,065,568
                                                -----------
  DENMARK -- 2.0%
    Carlsberg AS-B**.............       4,400       259,021
    TK Development AS............      23,473       767,677
                                                -----------
                                                  1,026,698
                                                -----------
  BELGIUM -- 1.9%
    Omega Pharma SA..............      23,636       963,068
                                                -----------
  AUSTRIA -- 1.3%
    Sanochemia Pharmazeutika
      AG**.......................      15,788       667,011
                                                -----------
  SWEDEN -- 1.3%
    Munters AB...................      31,100       560,329
    Tele1 Europe Holding AB**....      20,875       100,663
                                                -----------
                                                    660,992
                                                -----------
  IRELAND -- 1.1%
    Anglo Irish Bank Corp. PLC...     198,400       582,367
                                                -----------
  GERMANY -- 1.1%
    Novasoft AG..................      19,950       149,839
    Software AG**................       3,400       263,346
    Tecis Holding AG.............       2,498       157,131
                                                -----------
                                                    570,316
                                                -----------
  NORWAY -- 0.7%
    Tandberg ASA.................      37,125       341,001
                                                -----------
  HUNGARY -- 0.5%
    Gedeon Richter Rt. -- GDR....       4,300       253,882
                                                -----------
    Total Europe.................                28,385,171
                                                -----------
FAR EAST -- 27.2%
  HONG KONG -- 7.4%
    Dah Sing Financial Group.....     157,600       848,625
    Denway Motors, Ltd.**........   6,152,000     1,072,668
    Espirit Holdings, Ltd. ......     560,188       477,602
    Global Tech Holdings, Ltd. ..     256,000       295,388
    Hong Kong Exchanges &
      Clearing, Ltd. ............     152,000       348,825
    Kerry Properties, Ltd. ......     341,500       459,717
    MTR Corp., Ltd.**............     144,000       252,003
                                                -----------
                                                  3,754,828
                                                -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
  JAPAN -- 7.0%
    CMK Corp. ...................      22,000   $   322,679
    Dowa Mining Co., Ltd. .......      81,000       351,804
    Hisamitsu Pharmaceutical Co.,
      Inc. ......................      29,000       503,564
    Japan Airport Terminal Co.,
      Ltd. ......................      29,000       266,637
    JGC Corp. ...................      59,000       402,460
    Moshi Moshi Hotline, Inc. ...       3,600       314,606
    NOK Corp. ...................      78,000       887,917
    Toyobo Co., Ltd. ............     133,000       264,369
    Yokowo Co., Ltd. ............      18,600       299,685
                                                -----------
                                                  3,613,721
                                                -----------
  AUSTRALIA -- 5.4%
    Billabong International,
      Ltd.**.....................     270,000       635,358
    Cochlear, Ltd. ..............      30,500       618,205
    Mayne Nickless, Ltd. ........     212,605       689,902
    Sons of Gwalia, Ltd. ........     149,337       512,064
    TABCORP Holdings, Ltd. ......      54,344       331,374
                                                -----------
                                                  2,786,903
                                                -----------
  SOUTH KOREA -- 2.9%
    Lotte Chilsung Beverage
      Co. .......................       6,040       763,953
    Samsung Heavy Industries Co.,
      Ltd.**.....................      71,170       248,110
    Samsung Securities Co.,
      Ltd. ......................      24,700       452,996
                                                -----------
                                                  1,465,059
                                                -----------
  INDIA -- 2.0%
    Larsen & Toubro, Ltd. --
      GDR........................      58,800       501,269
    Ranbaxy Laboratories, Ltd. --
      GDR........................      16,170       262,763
    State Bank of India -- GDR...      31,755       262,773
                                                -----------
                                                  1,026,805
                                                -----------
  CHINA -- 1.0%
    China Southern Airlines Co.,
      Ltd. -- H**................   1,716,000       522,506
                                                -----------
  THAILAND -- 0.5%
    National Finance Public Co.,
      Ltd. -- (Foreign)**........   2,201,500       279,120
                                                -----------
  SINGAPORE -- 0.5%
    Singapore Exchange, Ltd.**...     360,000       269,892
                                                -----------
  PHILIPPINES -- 0.5%
    Philippine Long Distance
      Telephone Co. -- ADR.......      14,300       254,719
                                                -----------
    Total Far East...............                13,973,553
                                                -----------

-----------------------------------------------------------
                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
MIDDLE EAST -- 4.2%
  ISRAEL -- 4.2%
    Card-Guard Scientific
      Survival, Ltd.**...........       6,952   $   450,454
    Partner Communications Co.,
      Ltd. -- ADR**..............      59,200       347,800
    Taro Pharmaceutical
      Industries,
      Ltd. -- ADR**..............      34,500     1,071,656
    TTI Team Telecom
      International, Ltd. --
      ADR**......................      18,015       270,225
                                                -----------
                                                  2,140,135
                                                -----------
    Total Middle East............                 2,140,135
                                                -----------
SOUTH AMERICA -- 1.6%
  BRAZIL -- 1.1%
    Telemig Celular Participacoes
      SA -- ADR..................       8,900       529,550
                                                -----------
  VENEZUELA -- 0.5%
    Mavesa SA -- ADR.............      44,600       267,600
                                                -----------
    Total South America..........                   797,150
                                                -----------
NORTH AMERICA -- 1.5%
  CANADA -- 1.5%
    Cott Corp.**.................      62,700       480,056
    Manitoba Telecom Services,
      Inc. ......................      12,245       313,053
                                                -----------
                                                    793,109
                                                -----------
    Total North America..........                   793,109
                                                -----------
    Total Equity Securities (Cost
      $42,050,784)...............                46,089,118
                                                -----------
-----------------------------------------------------------
EQUITY PARTICIPATION NOTES -- 2.2% (Note C)
-----------------------------------------------------------
  INDIA -- 2.2%
    Himachal Futuristic
      Communications, Ltd.
      (Series A)+................      24,000       656,555
    Nestle India, Ltd. (Series
      A)+........................      41,000       482,066
                                                -----------
                                                  1,138,621
                                                -----------
    Total Equity Participation
      Notes (Cost $1,075,088)....                 1,138,621
                                                -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
WARRANTS -- 0.0%
-----------------------------------------------------------
  THAILAND -- 0.0%
    Seamico Securities Public
      Co., Ltd. (Foreign) --
      Warrants**.................       9,375   $         0
                                                -----------
    Total Warrants (Cost $0).....                         0
                                                -----------
-----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $43,125,872)...........       91.9%   $47,227,739
  Other Assets in Excess of
    Liabilities..................        8.1%     4,177,435
                                   ----------   -----------
Net Assets.......................      100.0%   $51,405,174
===========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis........................................   $43,125,872
                                                ===========
Gross Appreciation...........................   $ 4,990,881
Gross Depreciation...........................      (889,014)
                                                -----------
  Net Appreciation...........................   $ 4,101,867
                                                ===========

**Non-income producing security.
 +Restricted security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Aerospace...............................      1.4%
Airlines................................      2.5%
Appliances..............................      1.1%
Automobiles.............................      3.8%
Banking.................................      6.2%
Beverages...............................      0.9%
Beverages & Tobacco.....................      1.8%
Building Materials......................      1.3%
Business & Publishing Services..........      1.3%
Communications..........................      0.6%
Construction............................      3.7%
Drugs...................................      3.1%
Electrical..............................      0.7%
Electrical & Electronics................      0.8%
Electronic Components...................      3.7%
Energy Equipment........................      1.3%
Finance/Multi-Industry..................      1.8%
Financial Services......................     11.2%
Food & Household........................      3.6%
Food Processors.........................      2.6%
Gold Mining.............................      1.0%
Health Care.............................      6.9%

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Health/Multi-Industry...................      1.0%
Industrial Components...................      0.5%
Insurance...............................      2.1%
Investments.............................      0.3%
Leisure & Tourism.......................      1.2%
Machinery...............................      1.0%
Machinery & Engineering.................      0.8%
Medical Supplies........................      2.1%
Merchandising...........................      2.3%
Metals -- Nonferrous....................      0.7%
Miscellaneous Materials.................      2.0%
Real Estate.............................      2.4%
Semiconductors/Components...............      0.6%
Software & EDP Services.................      1.6%
Technology/Multi-Industry...............      0.8%
Telecommunications......................      4.9%
Telephone Utilities.....................      0.5%
Textiles & Apparel......................      2.6%
Transportation -- R & R.................      0.5%
Transportation -- Shipping..............      2.7%
Other Assets in Excess of Liabilities...      8.1%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $43,125,872).........    $  47,227,739
    Foreign currency (Cost $488,470)........................          480,348
    Cash....................................................        6,006,864
    Receivables:
         Dividends..........................................           37,382
         Interest...........................................           20,833
         Investment securities sold.........................          424,458
         Fund shares sold...................................           47,633
         Net unrealized appreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................               30
    Prepaid expenses........................................            5,139
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................       54,250,426
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        2,547,957
         Fund shares redeemed...............................          156,849
         Due to affiliates..................................           66,598
    Accrued expenses........................................           73,848
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        2,845,252
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $  51,405,174
                                                                =============
SHARES OUTSTANDING..........................................        2,127,058
                                                                =============
NET ASSETS VALUE PER SHARE..................................    $       24.17
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2000:
    Paid-in capital.........................................    $  57,779,855
    Undistributed net realized loss.........................      (10,464,344)
    Unrealized foreign exchange loss........................          (12,204)
    Unrealized appreciation on investments..................        4,101,867
                                                                -------------
             NET ASSETS.....................................    $  51,405,174
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $24,698)..........................................    $    359,379
         Interest...........................................         352,813
                                                                ------------
-----------------------------------------------------------------------------
           Total income.....................................         712,192
                                                                ------------
-----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................         860,540
         Administration fee.................................         114,000
         Professional fees..................................          50,163
         Federal and state registration fees................          30,587
         Custodian fee......................................         113,963
         Transfer agent fees................................          54,746
         Trustees' fees.....................................           8,448
         Miscellaneous......................................          34,548
                                                                ------------
         Total expenses before fees waived..................       1,266,995
                                                                ------------
-----------------------------------------------------------------------------
         Administration fee waived..........................         (33,723)
         Transfer agent fees waived.........................         (31,200)
                                                                ------------
           Total expenses net of fees waived................       1,202,072
                                                                ------------
-----------------------------------------------------------------------------
             Net investment loss............................        (489,880)
                                                                ------------
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss from security transactions............     (10,450,450)
    Net realized foreign exchange loss......................        (275,334)
    Net change in unrealized foreign exchange loss..........         (13,816)
    Net change in unrealized appreciation of investments....      (6,478,068)
                                                                ------------
-----------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................     (17,217,668)
                                                                ------------
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(17,707,548)
                                                                ============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year        For the year
                                                                      ended               ended
                                                                December 31, 2000   December 31, 1999
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................      $   (489,880)        $  (156,694)
         Net realized and unrealized gain (loss) on
           investments......................................       (17,217,668)         14,366,431
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from operations..............................       (17,707,548)         14,209,737
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                --                  --
         Capital gains......................................        (1,875,068)         (1,767,016)
                                                                  ------------         -----------
             Total distributions to shareholders............        (1,875,068)         (1,767,016)
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................       107,349,551          12,072,889
         Reinvestment of distributions......................         1,818,165           1,767,016
         Cost of shares redeemed............................       (64,421,580)            (40,982)
                                                                  ------------         -----------
             Net increase in net assets derived from capital
               share transactions...........................        44,746,136          13,798,923
                                                                  ------------         -----------
             Total increase in net assets...................        25,163,520          26,241,644
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $ 26,241,654         $        10
                                                                  ------------         -----------
    End of period...........................................      $ 51,405,174         $26,241,654
                                                                  ============         ===========
=====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................         3,068,790             858,953
         Shares reinvested..................................            74,332              71,568
         Shares redeemed....................................        (1,944,855)             (1,731)
                                                                  ------------         -----------
             Net increase from capital share transactions...         1,198,267             928,790
                                                                  ============         ===========
=====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                  For the year         For the year
                                                                      ended                ended
                                                                December 31, 2000    December 31, 1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................        $  28.25             $  10.00
                                                                    --------             --------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................           (0.23)               (0.17)
  Net realized and unrealized gain (loss) on investments....           (2.95)               21.14
                                                                    --------             --------
         Total income (loss) from investment operations.....           (3.18)               20.97
                                                                    --------             --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................              --                   --
  Distributions from capital gains..........................           (0.90)               (2.72)
                                                                    --------             --------
         Total distributions................................           (0.90)               (2.72)
                                                                    --------             --------
Net asset value, end of period..............................        $  24.17             $  28.25
                                                                    ========             ========
         Total Return.......................................          (11.29)%             213.65%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................        $ 51,405             $ 26,242
  Ratio of expenses to average net assets...................            2.10%+               2.43%+
  Ratio of net investment loss to average net assets........           (0.85)%+             (1.60)%+
  Portfolio turnover........................................          407.96%              267.86%

--------------------------------------------------------------------------------

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.40% of average net assets.

       Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS EUROPEAN OPPORTUNITY FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2000, the Driehaus European Opportunity Fund returned -3.64%. This compares with a return of -8.39% for the Morgan Stanley Capital International (MSCI) Europe Index and -2.58% for the Lipper European Region Fund Index in 2000. For the year, the Driehaus European Opportunity Fund was ranked 43 among the 154 funds in the Lipper European Region Fund group.(1) Since the fund's inception (12/31/98), the Driehaus European Opportunity Fund posted an annualized return of 61.27%, compared with the MSCI Europe Index 3.04% and the Lipper European Region Fund Index 11.45% for this two-year period. For the two years ended December 31, 2000, the fund was ranked number two among the 121 funds in its Lipper peer group.(2)

    The year 2000 started off with a continuation of the strong price appreciation in growth stocks that had begun in late 1999. In March, however, this was halted by a sharp market correction, with the technology, media, and telecommunications sectors especially hard hit. The market consolidated during the summer and was followed by a further severe correction in growth shares during the fourth quarter. Despite the overall weakness in the market environment during the year, the fund was able to identify several outstanding growth companies that performed well, even during the downturn. These companies were spread across several market sectors, including financial services, technology, consumer services, and healthcare.

    During 2000, Europe saw some of its strongest growth in recent years, as the gross domestic product for the region rose 3.5%. This growth was achieved during a period of weak performance of the euro during the year. This currency, which declined more than 30% in the 22 months between its inception in January 1999 and the fourth quarter of 2000, hit a low of approximately US$0.82 before rallying 12% in the final five weeks of the year. While the euro's overall performance has been disappointing, many of the economic benefits expected from its introduction are occurring, including an increase in cross-border mergers, enhanced ease of investing for both European and non-European companies, and improved economic efficiency. We believe the future lies in the survival of the euro and that eventually, a better way of managing its trading level will be found.

    Overall, we expect European growth in 2001 to continue to be positive, although slower than that seen in 2000. Paralleling action by the Federal Reserve in the U.S., interest rate cuts in the UK and potential rate cuts by the European Central Bank later in the year could have a favorable effect on the markets. In the past, we have commented on the improving environment for growth stock investing in Europe and the establishment of new exchanges that facilitate this trend. In 2000, these exchanges suffered substantial declines, reflecting the overvaluation of many of the shares traded on these exchanges and the increasingly poor quality of listed companies. Nevertheless, we believe that, after the dust settles, the outlook for growth stock investing in Europe will be better than it was just a few years ago, and we expect this outlook to continue to improve in the years ahead.

Sincerely,

/s/ William R. Andersen
William R. Andersen
Portfolio Manager
February 12, 2001

---------------

(1) The Fund's total return for the year ended 12/31/00 was ranked number 43 out of 154 funds by Lipper Analytical Services, Inc., in the Lipper European Region Fund category.

(2) The Fund's total return for the two-year period ended 12/31/00 was ranked number two out of 121 funds by the Lipper Analytical Services, Inc., in the Lipper European Region Fund category. During the periods, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns may have been lower, as well as the ranking.

                       DRIEHAUS EUROPEAN OPPORTUNITY FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
--------------------------------------------------------------------------------

                                              DRIEHAUS EUROPEAN
                                                 OPPORTUNITY                             LIPPER EUROPEAN
                                                FUND (DREOX)      MSCI EUROPE INDEX     REGION FUND INDEX
                                              -----------------   -----------------     -----------------
  One Year                                          -3.64%              -8.39%                -2.58%
  Since Inception (12/31/98 -- 12/31/00)            61.27%               3.04%                11.45%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE LINE GRAPH]

                                                                                                         LIPPER EUROPEAN REGION
                                                          DREOX                 MSCI EUROPE INDEX              FUND INDEX
                                                          -----                 -----------------        ----------------------
Dec 1998                                                10000.00                    10000.00                    10000.00
Mar 1999                                                10880.00                    10139.00                    10375.00
Jun 1999                                                14200.00                    10397.00                    11780.00
Sept 1999                                               16570.00                    10853.00                    12703.00
Dec 1999                                                31365.00                    12696.00                    16292.00
Mar 2000                                                38550.00                    11599.00                    14049.00
Jun 2000                                                31660.00                    11232.00                    13327.00
Sept 2000                                               29710.00                    10411.00                    12590.00
Dec 2000                                                26007.00                    10617.00                    12421.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe Index with dividends reinvested and the Lipper European Region Fund Index with dividends reinvested for the same period.

    The MSCI Europe Index is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 European countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper European Region Fund Index is an equally weighted managed index of the 30 largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 99.6%
----------------------------------------------------------
EUROPE -- 99.6%
  UNITED KINGDOM -- 25.1%
    Amvescap PLC...................  21,730    $   446,004
    British Sky Broadcasting Group
      PLC**........................   6,500        108,846
    Cable & Wireless PLC...........  60,325        813,725
    Canary Wharf Finance PLC**.....  36,710        267,332
    Cobham PLC.....................  15,800        246,995
    COLT Telecom Group PLC**.......  25,800        554,977
    easyJet PLC**..................  148,700       871,853
    Energis PLC**..................  76,230        512,426
    Enterprise Inns PLC............  80,920        565,106
    Enterprise Oil PLC.............  88,075        745,982
    Innogy Holdings PLC............  93,820        265,231
    Matalan PLC....................  115,985     1,208,476
    Royal Bank of Scotland Group
      PLC..........................  20,490        484,218
    Shell Transport & Trading Co.,
      PLC..........................  51,075        418,864
    Spirent PLC....................  147,325     1,342,451
    Tesco PLC......................  210,275       856,732
    Vodafone Group PLC.............  33,220        121,827
    Vodafone Group PLC -- ADR......  20,900        748,481
                                               -----------
                                                10,579,526
                                               -----------
  FRANCE -- 21.0%
    Alcatel SA.....................   8,890        504,952
    Carbone Lorraine SA............   6,945        345,574
    Egide SA**.....................   1,911        990,360
    Natexis Banques Populaires.....  13,727      1,217,225
    Rigiflex International.........  13,266      1,494,563
    STMicroelectronics NV..........  12,760        557,054
    Synergie SA....................  14,355        834,233
    Technip........................   2,215        321,497
    Total Fina Elf SA..............   2,845        423,088
    Vinci SA.......................  10,905        670,595
    Vivendi Environnement**........  34,020      1,485,185
                                               -----------
                                                 8,844,326
                                               -----------
  NETHERLANDS -- 13.5%
    ASM Lithography Holding NV**...  33,540        761,715
    ASM Lithography Holding NV --
      ADR**........................   5,400        121,838
    BE Semiconductor Industries
      NV -- ADR**..................  66,300        604,988
    ING Groep NV...................  18,115      1,446,968
    Koninklijke Numico NV..........  18,045        908,060
    Koninklijke (Royal) Philips
      Electronics NV -- ADR........  16,800        609,000
    Nutreco Holding NV.............  16,910        898,573
    Van der Moolen Holdings NV.....   3,795        324,938
                                               -----------
                                                 5,676,080
                                               -----------

----------------------------------------------------------
                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
  SPAIN -- 10.8%
    Corporacion Mapfre SA..........  56,180    $ 1,070,708
    Grupo Auxiliar Metalurgico
      SA**.........................  49,840      1,197,874
    Grupo Dragados SA..............  112,705     1,227,424
    NH Hoteles SA..................  84,900      1,044,173
                                               -----------
                                                 4,540,179
                                               -----------
  ITALY -- 6.2%
    Benetton Group SpA.............  148,000       308,466
    Credito Emiliano SpA...........  276,230     1,208,510
    ENI SpA........................  65,000        414,969
    Recordati SpA..................  34,325        663,852
                                               -----------
                                                 2,595,797
                                               -----------
  FINLAND -- 5.0%
    Elcoteq Network Corp. -- A.....  10,250        322,375
    Elisa Communications Oyj.......       1             22
    Nokia Oyj......................  13,350        595,344
    Perlos Oyj.....................  20,850        430,648
    TietoEnator Oyj................  27,100        770,913
                                               -----------
                                                 2,119,302
                                               -----------
  SWEDEN -- 4.2%
    Q-Med AB**.....................  24,600        500,576
    Swedish Match AB -- B..........  158,700       618,954
    WM-Data AB.....................  138,800       666,379
                                               -----------
                                                 1,785,909
                                               -----------
  GERMANY -- 3.9%
    Altana AG......................   2,300        362,553
    Epcos AG**.....................   7,400        649,587
    Hugo Boss AG (Pref.)...........   2,355        630,128
                                               -----------
                                                 1,642,268
                                               -----------
  SWITZERLAND -- 3.6%
    Jomed NV**.....................   3,540        194,421
    Julius Baer Holding AG,
      Ltd. -- B ...................     125        684,203
    Synthes-Stratec, Inc. .........     835        616,782
                                               -----------
                                                 1,495,406
                                               -----------
  DENMARK -- 2.9%
    H. Lundbeck AS.................  12,565      1,232,803
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
----------------------------------------------------------
  AUSTRIA -- 2.7%
    Sanochemia Pharmazeutika
      AG**.........................  26,415    $ 1,115,980
                                               -----------
  NORWAY -- 0.7%
    Tomra Systems ASA..............  14,710        285,242
                                               -----------
    Total Europe...................             41,912,818
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $38,840,120).............   99.6%    $41,912,818
  Other Assets in Excess of
    Liabilities....................    0.4%        186,216
                                     -------   -----------
Net Assets.........................  100.0%    $42,099,034
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $38,840,120
                                               ===========
Gross Appreciation..........................   $ 3,826,248
Gross Depreciation..........................      (753,550)
                                               -----------
  Net Appreciation..........................   $ 3,072,698
                                               ===========

**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Aerospace..............................      0.6%
Airlines...............................      2.1%
Banking................................      4.0%
Beverages & Tobacco....................      2.8%
Broadcast & Publishing Services........      3.8%
Business & Publishing Services.........      3.6%
Construction...........................      4.5%
Drugs..................................      0.9%
Electrical.............................      2.9%
Electrical & Electronics...............      1.2%
Electronic Components..................      5.4%
Energy Sources.........................      8.2%
Finance/Multi-Industry.................      2.5%
Financial Services.....................     12.3%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Food Processors........................      4.3%
Health Care............................      6.9%
Health/Multi-Industry..................      2.9%
Machinery & Engineering................      1.5%
Medical Supplies.......................      0.5%
Merchandising..........................      4.9%
Miscellaneous Materials................      1.9%
Real Estate............................      0.6%
Semiconductors/Components..............      7.3%
Software & EDP Services................      1.8%
Telecommunications.....................      6.5%
Textiles & Apparel.....................      2.2%
Utilities..............................      3.5%
Other Assets in Excess of
  Liabilities..........................      0.4%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $38,840,120).........    $ 41,912,818
    Cash....................................................       6,379,941
    Receivables:
         Dividends..........................................          31,047
         Interest...........................................          29,591
         Investment securities sold.........................       1,216,178
         Fund shares sold...................................          15,000
         Net unrealized appreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................          43,927
    Prepaid expenses........................................           5,107
                                                                ------------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................      49,633,609
                                                                ------------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................       7,057,901
         Fund shares redeemed...............................         362,367
         Due to affiliates..................................          56,304
    Accrued expenses........................................          58,003
                                                                ------------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................       7,534,575
                                                                ------------
----------------------------------------------------------------------------
NET ASSETS..................................................    $ 42,099,034
                                                                ============
SHARES OUTSTANDING..........................................       1,650,409
                                                                ============
NET ASSETS VALUE PER SHARE..................................    $      25.51
                                                                ============
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2000:
    Paid-in capital.........................................    $ 46,396,368
    Undistributed net realized loss.........................      (7,358,609)
    Unrealized foreign exchange loss........................         (11,423)
    Unrealized appreciation on investments..................       3,072,698
                                                                ------------
             NET ASSETS.....................................    $ 42,099,034
                                                                ============
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $5,374)...........................................    $    142,948
         Interest...........................................         307,881
                                                                ------------
-----------------------------------------------------------------------------
           Total income.....................................         450,829
                                                                ------------
-----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................         810,497
         Administration fee.................................         114,000
         Professional fees..................................          49,085
         Federal and state registration fees................          33,470
         Custodian fee......................................          79,843
         Transfer agent fees................................          50,800
         Trustees' fees.....................................           8,138
         Miscellaneous......................................          23,887
         Interest...........................................           2,257
                                                                ------------
         Total expenses before fees waived..................       1,171,977
                                                                ------------
-----------------------------------------------------------------------------
         Administration fee waived..........................         (38,354)
         Transfer agent fees waived.........................         (31,200)
                                                                ------------
           Total expenses net of fees waived................       1,102,423
                                                                ------------
-----------------------------------------------------------------------------
             Net investment loss............................        (651,594)
                                                                ------------
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss from security transactions............      (7,330,560)
    Net realized foreign exchange loss......................        (604,653)
    Net change in unrealized foreign exchange loss..........         (11,034)
    Net change in unrealized appreciation of investments....      (6,780,722)
                                                                ------------
-----------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................     (14,726,969)
                                                                ------------
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(15,378,563)
                                                                ============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year         For the year
                                                                      ended                ended
                                                                December 31, 2000    December 31, 1999
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................      $    (651,594)        $   (89,757)
         Net realized and unrealized gain (loss) on
           investments......................................        (14,726,969)         10,751,898
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from operations..............................        (15,378,563)         10,662,141
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                 --                  --
         Capital gains......................................           (837,159)                 --
                                                                  -------------         -----------
             Total distributions to shareholders............           (837,159)                 --
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        160,830,347          11,536,927
         Reinvestment of distributions......................            832,293                  --
         Cost of shares redeemed............................       (125,345,174)           (201,788)
                                                                  -------------         -----------
             Net increase in net assets derived from capital
               share transactions...........................         36,317,466          11,335,139
                                                                  -------------         -----------
             Total increase in net assets...................         20,101,744          21,997,280
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $  21,997,290         $        10
                                                                  -------------         -----------
    End of period...........................................      $  42,099,034         $21,997,290
                                                                  =============         ===========
======================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................          4,306,545             822,951
         Shares reinvested..................................             32,845                  --
         Shares redeemed....................................         (3,504,105)             (7,828)
                                                                  -------------         -----------
             Net increase from capital share transactions...            835,285             815,123
                                                                  =============         ===========
======================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                For the year        For the year
                                                                    ended               ended
                                                              December 31, 2000   December 31, 1999
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $ 26.99             $ 10.00
                                                                  -------             -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................        (0.39)              (0.11)
  Net realized and unrealized gain (loss) on investments....        (0.60)              17.10
                                                                  -------             -------
         Total income (loss) from investment operations.....        (0.99)              16.99
                                                                  -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................           --                  --
  Distributions from capital gains..........................        (0.49)                 --
                                                                  -------             -------
         Total distributions................................        (0.49)                 --
                                                                  -------             -------
Net asset value, end of period..............................      $ 25.51             $ 26.99
                                                                  =======             =======
         Total Return.......................................        (3.64)%            169.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................      $42,099             $21,997
  Ratio of expenses to average net assets...................         2.04%+              2.10%+
  Ratio of net investment loss to average net assets........        (1.21)%+            (1.26)%+
  Portfolio turnover........................................       500.76%             214.90%

--------------------------------------------------------------------------------
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through June 30, 2002 the Fund's operating expense cap will be 2.10% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2000, the Driehaus Asia Pacific Growth Fund returned -29.61%. This compares with a return of -28.15% for the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index and -35.08% for the Lipper Pacific Region Fund Index for 2000. For the year, the Driehaus Asia Pacific Growth Fund was ranked 17 among the 56 funds in its Lipper Pacific Region Fund peer group.(1) Since the fund's inception (12/31/97), the Driehaus Asia Pacific Growth Fund posted an annualized return of 36.44%, compared with the MSCI All Country Asia Pacific Index 5.39% and the Lipper Pacific Region Fund Index 3.96% over the same time. For this three-year period, the fund was ranked number one among the 45 funds in its Lipper peer group.(2)

    In recognition of the fund's three-year performance, the fund received a 5-star Overall Morningstar Rating(TM), and also received a category rating of 5 out of 43 funds in the Diversified Pacific/Asia Stock category as of December 31, 2000.(3)

    The Asian markets were among the worst performers globally in 2000 with negative results across most markets, including: South Korea (-51%), Thailand (-44%), Taiwan (-44%) and Japan (-27%). The overriding factor behind the fall was a heavy dependence on electronics exports and the U.S. market. In recent years, Asia has been highly successful in its efforts to become the subcontractor of choice for American high-technology companies. For example, Dell Computers and Motorola, Inc. outsource much of their cell phone and PC production to Taiwan. However, as U.S. companies saw their orders diminish in 2000, the markets priced in lower profits and investors sold down those shares.

    As shown below, approximately 50% of gross domestic product (GDP) growth in Asia is driven by exports, primarily electronics. Furthermore, the stock markets were heavily influenced by movement of technology stocks, since this sector accounts for the single largest proportion of the Asian indexes, at 15%.

                                                              Exports as    Electronics as
                                                               % of GDP      % of Exports
                                                              ----------    --------------
Hong Kong...................................................     116%             25%
Singapore...................................................      70%             65%
Thailand....................................................      50%             10%
Philippines.................................................      48%             34%
Taiwan......................................................      45%             45%
South Korea.................................................      36%             38%
Japan.......................................................      10%             27%

    During 2000, the fund cut its technology and telecom weighting from 61% in January to 10% in December. We reduced our holdings in the technology-heavy markets of Taiwan and South Korea and increased investments in the more diversified economies of Australia, Hong Kong and Japan. Among the stocks we sold last year was Furukawa Electric Co., Ltd., a Japanese fiber optic company that saw sales slow as AT&T cut its telecom investments. We shifted the money from sales of technology stocks into finance, health care and consumer companies, which raised the fund's total weightings in these sectors from 7% to 40% over the course of 2000. An example of stocks added to our portfolio in 2000 is Hang Seng Bank, Ltd., a Hong Kong bank that is seeing rapid growth in the private wealth-management business.

    The rotation out of technology into finance during 2000 once again raised the question of how much structural reform Asia actually accomplished during the technology rally. Unfortunately the answer appeared to be "not enough." Bankruptcies continued to increase throughout the region, especially in Japan, where they rose 23% in 2000. The collapse of Sogo Co., Ltd., a department store, and Daiei Life Insurance, hurt investor confidence.

    However, there are also some positive signs in Asia:

- Thailand's newly-elected Prime Minister Taksin Shinawatra, former CEO of a telephone company, is expected to accelerate banking reform. One of his main proposals calls for establishing a new agency to buy out delinquent loans from Thai banks.

- Following citizen protests in the Philippines, President Estrada resigned in January, assigning leadership to vice president Gloria Macapagal Arroyo. The first leader in Asia with a doctorate in economics, she is expected to revive the reforms that had stalled under her predecessor.

- In South Korea, a new banking recapitalization plan that will inject US$33 billion into failing banks was approved. More importantly, this plan enabled the merger of two large well-run private banks, Kookmin Bank and Housing and Commercial Bank. Partly owned by global brokerage firms ING Barings and Goldman Sachs, this new entity is expected to apply pressure to smaller banks to improve management structures.

    Although we remain cautious on the outlook for Asian markets, especially Japan, the prospect of continued interest rate cuts should improve confidence. We hope that as valuations have fallen to more normal historical levels, the markets will continue to recover from a poor 2000.

Sincerely,

/s/ Eric J. Ritter
Eric J. Ritter
Portfolio Manager
February 12, 2001

---------------

(1) The Fund's total return for the year ended 12/31/00 was ranked number 17 out of 56 funds by Lipper Analytical Services, Inc. in the Lipper Pacific Region Fund category.

(2) The Fund's total return for the three-year period ended 12/31/2000 was ranked number one out of 45 funds by the Lipper Analytical Services, Inc., in the Lipper Pacific Region Fund category. During the periods, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns may have been lower, as well as the ranking.

(3) Morningstar proprietary ratings on U.S.-domiciled funds reflect risk-adjusted performance through December 31, 2000. Past performance does not guarantee future returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three-, five-, and 10-year (if applicable) performance. Subject to change every month, ratings are calculated from the fund's three-, five-, and 10-year (when available) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star. The fund was rated exclusively against U.S.-domiciled funds. For the three-year period ended December 31, 2000, the Driehaus Asia Pacific Growth Fund received 5 stars among 43 funds in the Diversified Pacific/Asia Stock category. The Fund received a 5-star Overall Morningstar Rating(TM). The Fund was not eligible for a rating for its five-year period.

                       DRIEHAUS ASIA PACIFIC GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
--------------------------------------------------------------------------------

                                                   DRIEHAUS ASIA            MSCI
                                                   PACIFIC GROWTH       ALL COUNTRY          LIPPER PACIFIC
                                                        FUND            ASIA PACIFIC          REGION FUND
                                                      (DRAPX)              INDEX                 INDEX
                                                   --------------       ------------         --------------
  One Year                                            -29.61%             -28.15%               -35.08%
  Three Years                                          36.44%               5.39%                 3.96%
  Since Inception (12/31/97 -- 12/31/00)               36.44%               5.39%                 3.96%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE LINE GRAPH]

                                                                              MSCI ALL COUNTRY ASIA       LIPPER PACIFIC REGION
                                                          DRAPX                   PACIFIC INDEX                FUND INDEX
                                                          -----               ---------------------       ---------------------
Dec 1997                                                  10000                       10000                       10000
Mar 1998                                                   9950                       10462                       10282
Jun 1998                                                   8500                        9261                        8880
Sept 1998                                                  8300                        8058                        8081
Dec 1998                                                   9900                       10203                        9705
Mar 1999                                                  12160                       11336                       10443
Jun 1999                                                  16940                       12932                       12887
Sept 1999                                                 21940                       13984                       13647
Dec 1999                                                  36084                       16290                       17308
Mar 2000                                                  38271                       16455                       16825
Jun 2000                                                  30635                       15352                       14815
Sept 2000                                                 26679                       13526                       13055
Dec 2000                                                  25399                       11704                       11237

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index with dividends reinvested and the Lipper Pacific Region Fund Index with dividends reinvested for the same period.

    The MSCI All Country Asia Pacific Index is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Pacific Region Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 91.8%
----------------------------------------------------------
FAR EAST -- 91.8%
  JAPAN -- 48.3%
    Ajinomoto Co., Inc. .........     11,000   $   143,038
    All Nippon Airways Co.,
      Ltd.**.....................     60,000       204,904
    Anritsu Corp. ...............      8,000       189,142
    Chubu Electric Power Co.,
      Inc. ......................      6,900       118,484
    CMK Corp. ...................      6,000        88,003
    Dainippon Pharmaceutical Co.,
      Ltd. ......................     38,000       628,898
    Dowa Mining Co., Ltd. .......     38,000       165,044
    East Japan Railway Co. ......         36       211,208
    Eisai Co., Ltd. .............     13,000       455,341
    Fast Retailing Co., Ltd. ....      1,000       195,972
    Fuji Photo Film Co., Ltd. ...      5,000       209,282
    Hisamitsu Pharmaceutical Co.,
      Inc. ......................     23,000       399,378
    Isetan Co., Ltd. ............     10,000       105,517
    Japan Airlines Co., Ltd. ....     54,000       247,303
    Japan Airport Terminal Co.,
      Ltd. ......................     17,000       156,305
    JGC Corp. ...................     43,000       293,319
    Katokichi Co., Ltd. .........      7,800       204,904
    Konica Corp. ................     33,000       270,184
    Matsushita Communication
      Industrial Co., Ltd. ......      1,600       201,051
    Mazda Motor Corp. ...........     82,000       209,667
    Mitsubishi Heavy Industries,
      Ltd. ......................     54,000       235,482
    Mitsubishi Logistics
      Corp. .....................     24,000       210,158
    Mitsui Marine & Fire
      Insurance Co., Ltd. .......     39,000       223,686
    Mitsui Mining & Smelting Co.,
      Ltd. ......................     14,000       107,881
    Murata Manufacturing Co.,
      Ltd. ......................        900       105,604
    Nikko Securities Co.,
      Ltd. ......................     12,000        92,995
    Nippon Sheet Glass Co.,
      Ltd. ......................     13,000       158,686
    NOK Corp. ...................     36,000       409,807
    Olympus Optical Co., Ltd. ...      8,000       138,354
    Ricoh Co., Ltd. .............      7,000       129,334
    Sanyo Electric Co., Ltd. ....     32,000       266,200
    Shionogi & Co., Ltd. ........     13,000       265,236
    Sony Corp. -- ADR............      1,700       118,575
    Sumitomo Realty & Development
      Co., Ltd. .................     45,000       226,576
    Taisei Corp. ................     84,000       168,441
    Taiyo Yuden Co., Ltd. .......      4,000       133,800
    TDK Corp. ...................      1,700       165,534
    Teijin, Ltd. ................     56,000       289,317
    TOKYU Corp. .................     89,000       480,070
    Toshiba Corp. ...............     27,000       180,630
    Toyobo Co., Ltd. ............     62,000       123,240

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
    World Co., Ltd. .............      5,400   $   204,273
    Yokowo Co., Ltd. ............      5,400        87,005
                                               -----------
                                                 9,217,828
                                               -----------
  AUSTRALIA -- 18.2%
    AMP, Ltd. ...................     13,000       146,065
    Billabong International,
      Ltd.**.....................    117,490       276,475
    Cochlear, Ltd. ..............     21,480       435,378
    Commonwealth Bank of
      Australia..................     17,400       298,789
    CSL, Ltd. ...................     24,970       541,941
    Foster's Brewing Group,
      Ltd. ......................     49,000       128,511
    Mayne Nickless, Ltd. ........    133,670       433,759
    Perpetual Trustees Australia,
      Ltd. ......................     12,000       227,185
    Sons of Gwalia, Ltd. ........     64,938       222,667
    Stockford, Ltd.**............     95,000       103,462
    TABCORP Holdings, Ltd. ......     42,795       260,951
    Woolworths, Ltd. ............     83,700       391,597
                                               -----------
                                                 3,466,780
                                               -----------
  HONG KONG -- 12.0%
    Amoy Properties, Ltd. .......    150,000       167,310
    Cathay Pacific Airways.......     57,000       105,232
    China Mobile Ltd. -- ADR**...      5,700       154,613
    Dah Sing Financial Group.....     19,600       105,540
    Denway Motors, Ltd.**........  1,932,000       336,865
    Hang Seng Bank, Ltd. ........     35,000       471,159
    Hong Kong Exchanges &
      Clearing, Ltd. ............     46,000       105,565
    Hong Kong Land Holdings,
      Ltd. -- ADR................    116,270       258,119
    Hutchison Whampoa, Ltd. .....     17,000       211,958
    Manulife Financial Corp. ....      5,200       157,335
    MTR Corp., Ltd.**............    120,000       210,002
                                               -----------
                                                 2,283,698
                                               -----------
  SOUTH KOREA -- 5.0%
    Kookmin Bank.................     10,185       119,966
    Korea Telecom Corp. --
      ADR........................      7,000       217,000
    Lotte Chilsung Beverage
      Co. .......................      1,270       160,632
    Samsung Heavy Industries Co.,
      Ltd.**.....................     27,540        96,009
    Samsung Securities Co.,
      Ltd. ......................      9,700       177,897
    SK Telecom Co.,
      Ltd. -- ADR................      7,700       181,431
                                               -----------
                                                   952,935
                                               -----------
  SINGAPORE -- 2.4%
    Oversea-Chinese Banking
      Corp., Ltd. ...............     14,000       104,150
    Singapore Airlines, Ltd. ....     15,000       148,786
    Singapore Exchange, Ltd.**...    280,000       209,916
                                               -----------
                                                   462,852
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  INDIA -- 2.4%
    Larsen & Toubro, Ltd. --
      GDR........................     23,700   $   202,042
    Ranbaxy Laboratories, Ltd. --
      GDR........................      6,275       101,969
    State Bank of India -- GDR...     18,100       149,778
                                               -----------
                                                   453,789
                                               -----------
  TAIWAN -- 1.3%
    China Trust Commercial
      Bank**.....................     24,800        14,918
    Hon Hai Precision Industry
      Co., Ltd. .................     45,000       228,523
                                               -----------
                                                   243,441
                                               -----------
  CHINA -- 1.1%
    China Southern Airlines Co.,
      Ltd. -- H**................    668,000       203,400
                                               -----------
  THAILAND -- 0.6%
    National Finance Public Co.,
      Ltd. -- (Foreign)**........    875,400       110,989
                                               -----------
  PHILIPPINES -- 0.5%
    Philippine Long Distance
      Telephone Co. -- ADR.......      5,700       101,531
                                               -----------
    Total Far East...............               17,497,243
                                               -----------
    Total Equity Securities
      (Cost $16,582,474).........               17,497,243
                                               -----------
----------------------------------------------------------
EQUITY PARTICIPATION NOTES -- 2.4% (Note C)
----------------------------------------------------------
  INDIA -- 2.4%
    Himachal Futuristic
      Communications, Ltd.
      (Series A)+................      4,805       131,448
    Nestle India, Ltd. (Series
      A)+........................     27,000       317,458
                                               -----------
                                                   448,906
                                               -----------

----------------------------------------------------------
                                                 Market
                                                  Value
                                                (Note A)
    Total Equity Participation
      Notes (Cost $456,698)......              $   448,906
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $17,039,172)...........      94.2%   $17,946,149
  Other Assets in Excess of
    Liabilities..................       5.8%     1,108,874
                                   ---------   -----------
Net Assets.......................     100.0%   $19,055,023
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $17,039,172
                                               ===========
Gross Appreciation..........................   $ 1,470,700
Gross Depreciation..........................      (563,723)
                                               -----------
  Net Appreciation..........................   $   906,977
                                               ===========

**Non-income producing security.
 +Restricted security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Airlines...............................      1.1%
Appliances.............................      1.4%
Automobiles............................      3.9%
Automotive Manufacturing...............      1.1%
Banking................................      5.4%
Beverages & Tobacco....................      0.7%
Business & Publishing Services.........      3.4%
Chemicals..............................      1.5%
Construction...........................      0.9%
Consumer Services/Multi-Industry.......      1.1%
Data Processing........................      0.7%
Drugs..................................      0.6%
Electrical & Electronics...............      3.1%
Electronic Components..................      4.1%
Finance/Multi-Industry.................      0.6%
Financial Services.....................      5.9%
Food & Household.......................      4.3%
Gold Mining............................      1.2%
Health Care............................     12.0%
Home Entertainment Hardware............      0.6%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Industrial Components..................      0.5%
Insurance..............................      2.9%
Leisure & Tourism......................      2.2%
Machinery..............................      1.1%
Machinery & Engineering................      2.8%
Medical Supplies.......................      2.3%
Merchandising..........................      3.6%
Metals -- Nonferrous...................      1.4%
Miscellaneous Materials................      0.8%
Photo-Optical Equipment................      0.7%
Real Estate............................      3.4%
Recreation.............................      2.5%
Telecommunications.....................      2.8%
Telephone Utilities....................      1.4%
Textiles & Apparel.....................      3.2%
Transportation -- Air..................      3.7%
Transportation -- R & R................      4.7%
Utilities..............................      0.6%
Other Assets in Excess of
  Liabilities..........................      5.8%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $17,039,172).........    $17,946,149
    Foreign currency (Cost $203,450)........................        199,304
    Cash....................................................      1,736,913
    Receivables:
         Dividends..........................................          6,172
         Interest...........................................         15,082
         Investment securities sold.........................        120,777
         Fund shares sold...................................          2,000
    Prepaid expenses........................................          4,142
    Deferred organizational costs...........................         11,710
                                                                -----------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     20,042,249
                                                                -----------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        744,776
         Fund shares redeemed...............................        141,895
         Due to affiliates..................................         46,410
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from portfolio and
          transaction hedges................................         35,220
    Accrued expenses........................................         18,925
                                                                -----------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        987,226
                                                                -----------
----------------------------------------------------------------------------
NET ASSETS..................................................    $19,055,023
                                                                ===========
SHARES OUTSTANDING..........................................      1,102,923
                                                                ===========
NET ASSETS VALUE PER SHARE..................................    $     17.28
                                                                ===========
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2000:
    Paid-in capital.........................................    $18,297,867
    Undistributed net realized loss.........................       (109,731)
    Unrealized foreign exchange loss........................        (40,090)
    Unrealized appreciation on investments..................        906,977
                                                                -----------
             NET ASSETS.....................................    $19,055,023
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $22,392)..........................................    $    357,155
         Interest...........................................         164,717
         Other..............................................             415
                                                                ------------
-----------------------------------------------------------------------------
           Total income.....................................         522,287
                                                                ------------
-----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................         489,774
         Administration fee.................................         114,000
         Professional fees..................................          46,823
         Federal and state registration fees................          19,156
         Custodian fee......................................          69,010
         Transfer agent fees................................          43,802
         Trustees' fees.....................................           6,803
         Amortization of organization costs.................           5,870
         Miscellaneous......................................          15,186
         Interest...........................................          11,104
                                                                ------------
         Total expenses before fees waived..................         821,528
                                                                ------------
-----------------------------------------------------------------------------
         Administration fee waived..........................         (43,874)
         Transfer agent fees waived.........................          (6,000)
                                                                ------------
           Total expenses net of fees waived................         771,654
                                                                ------------
-----------------------------------------------------------------------------
             Net investment loss............................        (249,367)
                                                                ------------
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............          16,992
    Net realized foreign exchange loss......................        (603,660)
    Net change in unrealized foreign exchange loss..........         (40,170)
    Net change in unrealized appreciation of investments....      (9,601,199)
                                                                ------------
-----------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................     (10,228,037)
                                                                ------------
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(10,477,404)
                                                                ============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year         For the year
                                                                      ended                ended
                                                                December 31, 2000    December 31, 1999
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................      $    (249,367)        $  (219,435)
         Net realized and unrealized gain (loss) on
           investments......................................        (10,228,037)         17,822,959
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from operations..............................        (10,477,404)         17,603,524
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                 --                  --
         Capital gains......................................         (4,280,849)         (3,257,162)
                                                                  -------------         -----------
             Total distributions to shareholders............         (4,280,849)         (3,257,162)
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        148,256,728          13,766,077
         Reinvestment of distributions......................          4,261,874           3,257,162
         Cost of shares redeemed............................       (148,737,389)         (6,302,441)
                                                                  -------------         -----------
             Net increase in net assets derived from capital
               share transactions...........................          3,781,213          10,720,798
                                                                  -------------         -----------
             Total increase (decrease) in net assets........        (10,977,040)         25,067,160
                                                                  -------------         -----------
------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $  30,032,063         $ 4,964,903
                                                                  -------------         -----------
    End of period...........................................      $  19,055,023         $30,032,063
                                                                  =============         ===========
======================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................          5,366,948             674,329
         Shares reinvested..................................            237,828             117,928
         Shares redeemed....................................         (5,464,594)           (330,928)
                                                                  -------------         -----------
             Net increase from capital share transactions...            140,182             461,329
                                                                  =============         ===========
======================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                              For the period
                                                                                                 from the
                                                                          For the three        commencement
                                                                          month period        of operations
                                  For the year        For the year       October 1, 1998    December 31, 1997
                                      ended               ended              through             through
                                December 31, 2000   December 31, 1999   December 31, 1998   September 30, 1998
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................       $ 31.19             $  9.90             $  8.30             $ 10.00
                                     -------             -------             -------             -------
  INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
  Net investment loss.........         (0.23)              (0.23)              (0.04)              (0.02)
  Net realized and unrealized
    gain (loss) on
    investments...............         (8.83)              25.85                1.64               (1.68)
                                     -------             -------             -------             -------
         Total income (loss)
           from investment
           operations.........         (9.06)              25.62                1.60               (1.70)
                                     -------             -------             -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net
    investment income.........            --                  --                  --                  --
  Distributions from capital
    gains.....................         (4.85)              (4.33)                 --                  --
                                     -------             -------             -------             -------
         Total
           distributions......         (4.85)              (4.33)                 --                  --
                                     -------             -------             -------             -------
Net asset value, end of
  period......................       $ 17.28             $ 31.19             $  9.90             $  8.30
                                     =======             =======             =======             =======
         Total Return.........        (29.61)%            264.49%              19.28%**           (17.00)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's)................       $19,055             $30,032             $ 4,965             $ 3,582
  Ratio of expenses to average
    net assets................          2.36%+              2.60%+              2.95%*+             2.95%*+
  Ratio of net investment loss
    to average net assets.....         (0.76)%+            (1.88)%+            (2.64)%*+           (0.45)%*+
  Portfolio turnover..........        648.73%             362.55%              92.40%**           283.59%**
  Annualized portfolio
    turnover..................        648.73%             362.55%             366.60%             379.16%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS EMERGING MARKETS GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2000, the Driehaus Emerging Markets Growth Fund returned -22.73%. This compares with a return of -28.84% for the Morgan Stanley Capital International (MSCI) Emerging Markets Index and -30.90% for the Lipper Emerging Markets Fund Index for 2000. For the year, the Driehaus Emerging Markets Growth Fund was ranked 17 among the 193 funds in the Lipper Emerging Markets Fund peer group.(1) Since the fund's inception (12/31/97), the Driehaus Emerging Markets Growth Fund posted an annualized return of 13.05%, compared with the MSCI Emerging Markets Index -2.65% and the Lipper Emerging Markets Fund Index -5.13% over the same time. For this three-year period, the fund was ranked number two among the 146 funds in its Lipper peer group.(2)

    In recognition of the fund's three-year performance, the fund received a 4-star Overall Morningstar Rating(TM), and also received a category rating of 5 out of 136 funds in the Diversified Emerging Markets category as of December 31, 2000.(3)

    The year 2000 was a unique one of extremes. The millennium began on a very positive note, with emerging markets rallying strongly in the first quarter in line with the Nasdaq-related technology, media, and telecommunications runup. However, unsustainable valuations and a reversal in earnings expectations quickly took their toll, driving down many markets and sectors, especially those most strongly correlated with the Nasdaq. Given this environment, the fund shifted weightings into more defensive sectors while continuing to focus on attractive growth fundamentals in select emerging markets.

    The Central and Eastern European region as a whole outperformed during the year 2000, particularly Hungary and Poland, which showed positive gross domestic product growth and enjoyed robust exports to strong European economies, most notably Germany. Going forward, these markets should benefit from the expected convergence into the European Monetary Union within the next five years.

    On the other hand, many emerging markets were especially sensitive to the U.S. slowdown and posted poor performance for the year, particularly in the electronics area. Both South Korea and Taiwan experienced a dramatic slowdown in exports, mainly in personal computers, mobile telephone handsets, and semiconductor components, as decreased demand led to accumulated inventory levels and falling prices. We became underweighted in Taiwan and cut our holdings in the information technology sector. The fund shifted weightings mid year from export names, namely electronics companies, to more defensive sectors and domestic consumer stocks. Examples of some of the Asian growth companies we found attractive include:

- South Korea's Hite Brewery Co., Ltd., which benefited from favorable government regulatory changes and a consumer preference shift from hard liquor to beer.

- Lotte Chilsung Beverage Co., the largest soft drink manufacturer in South Korea, which experienced very good volume growth on increased market share, boosted by less competition following the 1998 Asian crisis.

    In Latin America, Brazil performed better than many of its counterparts due to strong internal growth, less dependency on exports to the U.S. and a rebound in consumer demand. In this market, the fund moved away from high-growth telecom to more defensive consumer names and local companies. One example is Embraer-- Empresa Brasileira de Aeronautica SA, one of the world's largest producers of small jets. Benefiting from a weak currency and a global trend towards smaller, regional airports, Embraer experienced strong growth. Mexico, which posted a negative return for the year, was hampered by its strong correlation to the U.S. market, a negative trade balance, and oil prices that appeared to have peaked. Consequently, the fund was underweighted in this market, cutting telecom and Internet holdings as those sectors went out of favor.

    Another market that posted disappointing performance was Turkey, where the country's large external debt and deteriorating balance of payments led to a turnaround following a successful 1999. However, we anticipate that we may see further opportunities in Turkey, given expectations for lower inflation and the privatization of the country's telecom industry.

    The year to come should prove interesting. Additional easing of interest rates anticipated in the wake of the U.S. economic slowdown should benefit emerging markets most closely tied to U.S. markets. On a selective basis, earnings should be positive with growth expected to be above developed market norms.

Sincerely,

/s/ Emery R. Brewer
Emery R. Brewer
Portfolio Manager
February 12, 2001

---------------

(1) The Fund's total return for the year ended 12/31/00 was ranked number 17 out of 193 funds by Lipper Analytical Services, Inc. in the Lipper Emerging Markets Fund category.

(2) The Fund's total return for the three-year period ending 12/31/2000 was ranked number two out of 146 funds by the Lipper Analytical Services, Inc., in the Lipper Emerging Markets Fund category. During the periods, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns may have been lower, as well as the ranking.

(3) Morningstar proprietary ratings on U.S.-domiciled funds reflect risk-adjusted performance through December 31, 2000. Past performance does not guarantee future returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three-, five-, and 10-year (if applicable) performance. Subject to change every month, ratings are calculated from the fund's three-, five-, and 10-year (when available) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star. The fund was rated exclusively against U.S.-domiciled funds. For the three-year period ended December 31, 2000, the Driehaus Emerging Markets Growth Fund received 5 stars among 136 funds in the Diversified Emerging Markets category. The Fund received a 4-star Overall Morningstar Rating(TM). The Fund was not eligible for a rating for its five-year period.

                     DRIEHAUS EMERGING MARKETS GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
--------------------------------------------------------------------------------

                                               DRIEHAUS EMERGING
                                                MARKETS GROWTH      MSCI EMERGING     LIPPER EMERGING
                                                 FUND (DREGX)       MARKETS INDEX    MARKETS FUND INDEX
                                               -----------------    -------------    ------------------
  One Year                                          -22.73%            -28.84%            -30.90%
  Three Years                                        13.05%             -2.65%             -5.13%
  Since Inception (12/31/97 -- 12/31/00)             13.05%             -2.65%             -5.13%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE LINE GRAPH]

                                                                              MSCI EMERGING MARKETS          LIPPER EMERGING
                                                          DREGX                       INDEX                MARKETS FUND INDEX
                                                          -----               ---------------------        ------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
Mar 1998                                                10550.00                    10722.00                    10512.00
Jun 1998                                                 9520.00                     8183.00                     8300.00
Sept 1998                                                7560.00                     6504.00                     6331.00
Dec 1998                                                 8730.00                     7679.00                     7313.00
Mar 1999                                                 9380.00                     8663.00                     7894.00
Jun 1999                                                12230.00                    10926.00                     9880.00
Sept 1999                                               11480.00                    10374.00                     9190.00
Dec 1999                                                18696.00                    12964.00                    12357.00
Mar 2000                                                22169.00                    13603.00                    12614.00
Jun 2000                                                18686.00                    12316.00                    11171.00
Sept 2000                                               16599.00                    10678.00                     9792.00
Dec 2000                                                14447.00                     9225.00                     8539.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Emerging Markets Index with dividends reinvested and the Lipper Emerging Markets Fund Index with dividends reinvested for the same period.

    The MSCI Emerging Markets Index is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Emerging Markets Fund Index is an equally weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 93.5%
----------------------------------------------------------
FAR EAST -- 37.5%
  SOUTH KOREA -- 10.0%
    Hite Brewery Co., Ltd. ......      7,030   $   200,063
    Kookmin Bank.................     42,450       500,004
    Kookmin Credit Card Co.,
      Ltd.**.....................     12,200       269,075
    Korea Electric Power (KEPCO)
      Corp. -- ADR...............     20,900       214,225
    Korea Telecom Corp. -- ADR...     13,950       432,450
    Lotte Chilsung Beverage
      Co. .......................      3,260       412,332
    Samsung SDI Co., Ltd. .......      5,850       217,352
    Samsung Securities Co.,
      Ltd. ......................      8,580       157,356
                                               -----------
                                                 2,402,857
                                               -----------
  HONG KONG -- 7.3%
    China Mobile, Ltd.**.........     35,500       193,887
    Cosco Pacific, Ltd. .........    321,000       248,984
    Dah Sing Financial Group.....     87,800       472,774
    Hong Kong Exchanges &
      Clearing, Ltd. ............     78,000       179,002
    MTR Corp., Ltd.**............    162,500       284,378
    TCL International Holdings,
      Ltd.**.....................    438,000        99,955
    Tingyi Holdings, Corp. ......  2,546,000       293,773
                                               -----------
                                                 1,772,753
                                               -----------
  TAIWAN -- 5.1%
    Ambit Microsystems Corp. ....     19,613        83,297
    Asustek Computer, Inc. --
      GDR........................          4            11
    Compal Electronics, Inc. ....    120,000       162,868
    EVA Airways Corp.**..........    400,000       163,231
    Far Eastern Textile, Ltd. --
      GDR........................     35,238       251,070
    Hon Hai Precision Industry
      Co., Ltd. .................     25,300       128,481
    Macronix International Co.,
      Ltd.**.....................     97,000       116,698
    President Chain Store
      Corp. .....................     43,000       113,083
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**......................     12,700       219,074
                                               -----------
                                                 1,237,813
                                               -----------
  INDIA -- 3.7%
    Larsen & Toubro, Ltd.- GDR...     33,900       288,998
    Ranbaxy Laboratories, Ltd. --
      GDR........................     21,100       342,875
    State Bank of India -- GDR...     31,474       260,447
                                               -----------
                                                   892,320
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
  SINGAPORE -- 3.6%
    Keppel FELS Energy &
      Infrastructure, Ltd. ......    449,000   $   290,007
    Neptune Orient Lines,
      Ltd.**.....................    254,000       199,212
    Osprey Maritime, Ltd.**......    290,000       167,240
    Singapore Exchange, Ltd.**...    283,000       212,165
                                               -----------
                                                   868,624
                                               -----------
  THAILAND -- 3.1%
    Advance Info Service Public
      Co., Ltd. (Foreign)**......     28,200       273,029
    BEC World Public Co., Ltd.
      (Foreign)..................     60,100       304,795
    PTT Exploration and
      Production Public Co., Ltd.
      (Foreign)..................     69,400       161,581
                                               -----------
                                                   739,405
                                               -----------
  PHILIPPINES -- 1.6%
    Ionics, Inc. ................  1,197,300       377,149
                                               -----------
  CHINA -- 1.5%
    China Southern Airlines Co.,
      Ltd. -- H**................  1,220,000       371,479
                                               -----------
  MALAYSIA -- 1.0%
    YTL Berhad...................    186,000       241,797
                                               -----------
  INDONESIA -- 0.6%
    Gulf Indonesia Resources,
      Ltd. -- ADR**..............     16,700       155,519
                                               -----------
    Total Far East...............                9,059,716
                                               -----------
EUROPE -- 18.9%
  POLAND -- 5.6%
    Art Marketing Syndicate
      SA**.......................     16,063       186,962
    Bank Polska Kasa Opieki
      SA -- GDR**................     36,264       556,652
    Prokom Software SA -- GDR....     10,838       227,598
    Telekomunikacja Polska SA --
      GDR**......................     55,700       380,153
                                               -----------
                                                 1,351,365
                                               -----------
  HUNGARY -- 3.9%
    Gedeon Richter Rt. -- GDR....      6,300       371,967
    MOL Magyar Olaj-es Gazipari
      Rt. .......................     13,024       220,034
    OTP Bank Rt. -- GDR..........      6,431       358,528
                                               -----------
                                                   950,529
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  GREECE -- 2.8%
    Arcadia Metal Industrial C.
      Rokas SA...................     29,165   $   282,051
    Atermon SA...................     16,500        41,415
    Folli-Follie SA..............     17,102       344,684
                                               -----------
                                                   668,150
                                               -----------
  RUSSIA -- 2.1%
    LUKoil Holdings -- ADR**.....      6,700       247,900
    Mobile Telesystems --
      ADR**......................     10,200       244,800
                                               -----------
                                                   492,700
                                               -----------
  UNITED KINGDOM -- 1.6%
    Lasmo PLC....................    127,000       377,528
                                               -----------
  CZECH REPUBLIC -- 1.2%
    Komercni Banka AS -- GDR**...     35,500       287,550
                                               -----------
  ESTONIA -- 0.9%
    Hansabank, Ltd. .............     27,000       225,073
                                               -----------
  FINLAND -- 0.8%
    Hartwall Oyj Abp.............     10,500       202,086
                                               -----------
    Total Europe.................                4,554,981
                                               -----------
SOUTH AMERICA -- 14.9%
  BRAZIL -- 12.6%
    Banco do Estado de Sao Paulo
      SA (Pref.).................  5,700,000       175,415
    Banco Itau SA (Pref.)........  3,590,000       340,591
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar -- ADR..............      8,060       294,190
    Companhia Paranaense de
      Energia-Copel -- ADR.......     14,170       119,559
    Empresa Brasileira de
      Aeronautica SA (Pref.).....     98,000       914,670
    Petrobras Distribuidora SA
      (Pref.)**.................. 21,400,000       307,284
    Tele Norte Leste
      Participacoes SA -- ADR....     21,639       493,640
    Telemig Celular Participacoes
      SA -- ADR..................      6,875       409,063
                                               -----------
                                                 3,054,412
                                               -----------
  VENEZUELA -- 1.7%
    Mavesa SA -- ADR.............     67,000       402,000
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
  ARGENTINA -- 0.6%
    Siderca SAIC.................     71,400   $   139,455
                                               -----------
    Total South America..........                3,595,867
                                               -----------
AFRICA -- 7.4%
  SOUTH AFRICA -- 7.4%
    Anglo American Platinum
      Corp., Ltd. ...............     10,500       488,242
    Barloworld, Ltd. ............     37,960       238,691
    M-Cell, Ltd. ................     50,000       167,107
    Nedcor, Ltd. ................     29,250       660,731
    Sanlam, Ltd. ................    185,000       233,632
                                               -----------
                                                 1,788,403
                                               -----------
    Total Africa.................                1,788,403
                                               -----------
NORTH AMERICA -- 8.0%
  MEXICO -- 7.3%
    Consorcio ARA SA de CV**.....    135,600       156,648
    Corporacion Interamericana de
      Entretenimiento SA de
      CV-B**.....................     64,746       261,787
    Fomento Economico Mexicano SA
      de CV -- ADR...............      7,450       222,569
    Grupo Financiero Banamex
      Accival SA de CV**.........    236,000       386,107
    Grupo Televisa SA -- GDR**...      8,140       365,791
    Telefonos de Mexico SA --
      ADR -- L...................      2,500       112,813
    Transportacion Maritima
      Mexicana SA de CV --
      ADR -- L**.................     24,250       266,750
                                               -----------
                                                 1,772,465
                                               -----------
  CAYMAN ISLANDS -- 0.7%
    Triton Energy, Ltd. --
      ADR**......................      5,600       168,000
                                               -----------
    Total North America..........                1,940,465
                                               -----------
MIDDLE EAST -- 6.8%
  ISRAEL -- 5.4%
    Fundtech, Ltd. -- ADR**......     11,700       209,138
    Orbotech, Ltd. -- ADR**......      7,156       267,008
    Partner Communications Co.,
      Ltd. -- ADR**..............     28,950       170,081
    Taro Pharmaceutical
      Industries,
      Ltd. -- ADR**..............     21,250       660,078
                                               -----------
                                                 1,306,305
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  TURKEY -- 1.4%
    Haci Omer Sabanci Holding
      AS -- ADR..................     65,000   $   140,277
    Netas Northern Electric
      Telekomunikasyon AS........  2,060,000       212,054
                                               -----------
                                                   352,331
                                               -----------
    Total Middle East............                1,658,636
                                               -----------
    Total Equity Securities
      (Cost: $21,818,575)........               22,598,068
                                               -----------
----------------------------------------------------------
EQUITY PARTICIPATION NOTES -- 1.0% (Note C)
----------------------------------------------------------
  INDIA -- 1.0%
    Himachal Futuristic
      Communications, Ltd.
      (Series A)+................      7,647       209,195
    Satyam Computer Services,
      Ltd. (Series C)+...........      3,200        22,159
                                               -----------
                                                   231,354
                                               -----------
    Total Equity Participation
      Notes (Cost: $230,959).....                  231,354
                                               -----------
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
  THAILAND -- 0.0%
    TelecomAsia Corp. Public Co.,
      Ltd. (Foreign) --
      Rights**...................     27,883             0
                                               -----------
    Total Rights (Cost: $0)......                        0
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $22,049,534).................      94.5%   $22,829,422
  Other Assets In Excess of
    Liabilities..................       5.5%     1,328,725
                                  ----------   -----------
Net Assets.......................     100.0%   $24,158,147
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $22,049,534
                                               ===========
Gross Appreciation..........................   $ 1,992,714
Gross Depreciation..........................    (1,212,826)
                                               -----------
  Net Appreciation..........................   $   779,888
                                               ===========

**Non-income producing security.
 +Restricted security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Aerospace..............................      3.8%
Airlines...............................      2.2%
Banking................................      9.7%
Beverages..............................      1.7%
Broadcast & Publishing Services........      2.3%
Business & Publishing Services.........      1.9%
Capital Goods/Multi-Industry...........      1.6%
Communications.........................      0.2%
Computer Manufacturers.................      1.6%
Construction...........................      1.0%
Consumer Services/Multi-Industry.......      1.0%
Data Processing........................      0.1%
Drugs..................................      5.7%
Electrical & Electronics...............      3.5%
Electrical Utilities...................      1.4%
Electronic Components..................      0.7%
Energy Sources.........................      2.2%
Finance/Multi-Industry.................      3.0%
Financial Services.....................      8.1%
Food & Household.......................      3.8%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Food Processors........................      1.7%
Gas Utilities..........................      1.3%
Home Building..........................      0.6%
Insurance..............................      1.0%
Leisure & Tourism......................      1.1%
Machinery..............................      2.4%
Machinery & Engineering................      1.8%
Marine Transportation..................      1.1%
Merchandising..........................      1.4%
Metals -- Nonferrous...................      2.0%
Oil....................................      3.3%
Other Computers........................      1.1%
Retailing -- Foods.....................      1.7%
Software & EDP Services................      1.8%
Telecommunications.....................     10.5%
Telephone Utilities....................      2.5%
Textiles & Apparel.....................      1.0%
Transportation -- R & R................      1.2%
Transportation -- Shipping.............      1.5%
Other Assets in Excess of
  Liabilities..........................      5.5%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $22,049,534).........    $22,829,422
    Foreign currency (Cost $286,366)........................        286,445
    Cash....................................................      1,255,400
    Receivables:
         Dividends..........................................         46,822
         Interest...........................................         12,553
         Investment securities sold.........................        471,418
         Fund shares sold...................................             13
    Prepaid expenses........................................          4,178
    Deferred organizational costs...........................         11,743
                                                                -----------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     24,917,994
                                                                -----------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        686,307
         Due to affiliates..................................         18,967
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................          1,300
         Foreign taxes......................................            427
    Accrued expenses........................................         52,846
                                                                -----------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        759,847
                                                                -----------
----------------------------------------------------------------------------
NET ASSETS..................................................    $24,158,147
                                                                ===========
SHARES OUTSTANDING..........................................      1,780,126
                                                                ===========
NET ASSETS VALUE PER SHARE..................................    $     13.57
                                                                ===========
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2000:
    Paid-in capital.........................................    $28,487,317
    Undistributed net investment income.....................         50,218
    Undistributed net realized loss.........................     (5,094,833)
    Undistributed net realized foreign exchange loss........        (62,367)
    Unrealized foreign exchange loss........................         (2,076)
    Unrealized appreciation on investments..................        779,888
                                                                -----------
             NET ASSETS.....................................    $24,158,147
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Income:
         Dividends (net of non-reclaimable foreign taxes of
          $10,609)..........................................    $   640,073
         Interest...........................................        115,782
         Other..............................................            708
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        756,563
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        346,354
         Administration fee.................................        114,000
         Professional fees..................................         44,235
         Federal and state registration fees................         22,255
         Custodian fee......................................        104,751
         Transfer agent fees................................         40,355
         Trustees' fees.....................................          6,594
         Amortization of organization costs.................          5,878
         Miscellaneous......................................         16,455
                                                                -----------
         Total expenses before fees waived and
          reimbursements....................................        700,877
                                                                -----------
----------------------------------------------------------------------------
         Administration fee waived..........................        (56,762)
         Transfer agent fees waived.........................         (6,000)
         Expense reimbursement from advisor.................        (60,797)
                                                                -----------
           Total expenses net of fees waived and
           reimbursements...................................        577,318
                                                                -----------
----------------------------------------------------------------------------
             Net investment income..........................        179,245
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss from security transactions............     (4,985,150)
    Net realized foreign exchange loss......................       (191,394)
    Net change in unrealized foreign exchange loss..........         (3,097)
    Net change in unrealized appreciation of investments....     (3,162,186)
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (8,341,827)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(8,162,582)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year        For the year
                                                                      ended               ended
                                                                December 31, 2000   December 31, 1999
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment income (loss).......................      $    179,245         $   (80,321)
         Net realized and unrealized gain (loss) on
           investments......................................        (8,341,827)          5,716,937
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from operations..............................        (8,162,582)          5,636,616
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                --                  --
         Capital gains......................................        (1,018,955)           (163,210)
                                                                  ------------         -----------
             Total distributions to shareholders............        (1,018,955)           (163,210)
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        33,294,739           2,064,333
         Reinvestment of distributions......................         1,017,745             163,210
         Cost of shares redeemed............................       (11,509,814)         (1,192,411)
                                                                  ------------         -----------
             Net increase in net assets derived from capital
               share transactions...........................        22,802,670           1,035,132
                                                                  ------------         -----------
             Total increase in net assets...................        13,621,133           6,508,538
                                                                  ------------         -----------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $ 10,537,014         $ 4,028,476
                                                                  ------------         -----------
    End of period...........................................      $ 24,158,147         $10,537,014
                                                                  ============         ===========
=====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................         1,800,067             196,288
         Shares reinvested..................................            75,781              10,709
         Shares redeemed....................................          (669,548)            (94,418)
                                                                  ------------         -----------
             Net increase from capital share transactions...         1,206,300             112,579
                                                                  ============         ===========
=====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                 For the period
                                                                                                     from the
                                                                              For the three        commencement
                                                                              month period        of operations
                                      For the year        For the year       October 1, 1998     December 31, 1997
                                          ended               ended              through             through
                                    December 31, 2000   December 31, 1999   December 31, 1998   September 30, 1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................      $ 18.36            $  8.73              $  7.56             $ 10.00
                                        -------            -------              -------             -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment income (loss)....         0.10              (0.14)               (0.03)              (0.03)
  Net realized and unrealized gain
    (loss) on investments.........        (4.28)             10.05                 1.20               (2.41)
                                        -------            -------              -------             -------
        Total income (loss) from
          investment operations...        (4.18)              9.91                 1.17               (2.44)
                                        -------            -------              -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income........................           --                 --                   --                  --
  Distributions from capital
    gains.........................        (0.61)             (0.28)                  --                  --
                                        -------            -------              -------             -------
        Total distributions.......        (0.61)             (0.28)                  --                  --
                                        -------            -------              -------             -------
Net asset value, end of period....      $ 13.57            $ 18.36              $  8.73             $  7.56
                                        =======            =======              =======             =======
        Total Return..............       (22.73)%           114.16%               15.48%**           (24.40)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)........................      $24,158            $10,537              $ 4,028             $ 3,487
  Ratio of expenses to average net
    assets........................         2.50%+             2.58%+               2.75%*+             2.75%*+
  Ratio of net investment income
    (loss) to average net
    assets........................         0.78%+            (1.29)%+             (1.23)%*+           (0.49)%*+
  Portfolio turnover..............       375.47%            366.53%               82.60%**           261.21%**
  Annualized portfolio turnover...       375.47%            366.53%              327.69%             349.24%

--------------------------------------------------------------------------------
 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The DRIEHAUS MUTUAL FUNDS (the "TRUST") is a registered management investment company, organized as a Delaware business trust with five separate series ("FUNDS"). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series included in the trust are as follows:

                            Fund                              Commencement of Operations
----------------------------------------------------------------------------------------
*DRIEHAUS INTERNATIONAL GROWTH FUND                                    10/28/96
DRIEHAUS INTERNATIONAL DISCOVERY FUND                                  12/31/98
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                     12/31/98
DRIEHAUS ASIA PACIFIC GROWTH FUND                                      12/31/97
DRIEHAUS EMERGING MARKETS GROWTH FUND                                  12/31/97
----------------------------------------------------------------------------------------

* The DRIEHAUS INTERNATIONAL GROWTH FUND was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a Limited Partnership organized on July 1, 1990.

                      ------------------------------------

    The investment objective of the FUNDS is to maximize capital appreciation.

    The DRIEHAUS INTERNATIONAL GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies.

    The DRIEHAUS INTERNATIONAL DISCOVERY FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies with market capitalizations of less than $1.5 billion.

    The DRIEHAUS EUROPEAN OPPORTUNITY FUND seeks to achieve its objective by investing primarily in equity securities of European companies.

    The DRIEHAUS ASIA PACIFIC GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

    The DRIEHAUS EMERGING MARKETS GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of emerging market companies.

FISCAL YEAR END

    The fiscal year end for the FUNDS is December 31.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. At December 31, 2000, there were no securities for which market quotations were not available, except for equity participation notes (see Note C).

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The FUNDS determine income and expenses, daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes since the FUNDS have already elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and have made and declared all the required distributions to their shareholders in amounts sufficient to relieve the FUNDS from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    For the period ended December 31, 2000, reclassifications were recorded between undistributed net investment loss, undistributed net realized foreign exchange loss, undistributed net realized gain, and paid-in-capital in excess of par for any permanent book to tax differences. These reclassifications were made in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." In addition, the FUNDS also utilize earnings and prof-

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

its distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    At December 31, 2000, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND had accumulated capital loss carryforwards of $3,284,930, $3,693,007 and $2,162,320, respectively, expiring in 2008. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 2000, the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND realized post-October losses of $28,404,097, $6,409,330, $3,260,754, $718,821 and $2,196,589, respectively, which, for tax purposes, are deferred and will be recognized in the following year.

    The FUNDS hereby designate approximately $41,721,381 and $671,830, as long-term capital gain dividend for the DRIEHAUS INTERNATIONAL GROWTH FUND and the DRIEHAUS ASIA PACIFIC GROWTH FUND, respectively for the purpose of the dividends paid deduction.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the FUNDS' valuations.

    Net realized foreign exchange gains or losses which are reported by the FUNDS result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.

    The FUNDS do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

                      ------------------------------------

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND have been deferred and are amortized over a period of 60 months. The FUNDS' remaining amortization periods for these costs are as follows:

                            Fund                                Remaining Amortization Period
---------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                                         9 Months
DRIEHAUS ASIA PACIFIC GROWTH FUND                                         24 Months
DRIEHAUS EMERGING MARKETS GROWTH FUND                                     24 Months
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

USE OF ESTIMATES

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CURRENT ACCOUNTING MATTERS

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The FUNDS do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

B. INVESTMENT ADVISORY FEES,
   TRANSACTIONS WITH AFFILIATES, AND
   ADMINISTRATIVE FEES

    Richard H. Driehaus, the Chairman of the Board and President of the TRUST, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the FUNDS' investment adviser. In return for its services to the FUNDS, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each FUND'S average net assets.

    Upon commencement of operations, DCM agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND will not exceed, 2.50%, 2.10%, 2.95%, and 2.75%, respectively, of the average net assets of each FUND on an annual basis, for the period beginning with the effective date of each FUND'S registration statement through May 31, 1999. Effective June 1, 1999, the current expense caps for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND are 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each FUND on an annual basis. The expense cap for each FUND will remain at this current rate until June 30, 2002.

                      ------------------------------------

    The expense caps and amounts accrued and payable to DCM during the year ended December 31, 2000 are as follows:

                                                                          Advisory Fees          Expense Cap
                                                                             Payable             June 1, 1999
                                                                         (included in due             to
                      Fund                           Advisory Fees        to affiliates)        June 30, 2002
--------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                    $6,097,235             $355,780           Not Applicable
DRIEHAUS INTERNATIONAL DISCOVERY FUND                    860,540               66,598               2.40%
DRIEHAUS EUROPEAN OPPORTUNITY FUND                       810,497               56,304               2.10%
DRIEHAUS ASIA PACIFIC GROWTH FUND                        489,774               46,410               2.50%
DRIEHAUS EMERGING MARKETS GROWTH FUND                    346,354               18,967               2.50%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    Driehaus Securities Corporation ("DSC") is the FUNDS' distributor.

    DSC also acts as a broker for the FUNDS for domestically traded securities. For the year ended December 31, 2000, the FUNDS paid the following brokerage commissions:

                                                               Total          Commissions       Shares Traded
                          Fund                              Commissions       Paid to DSC        through DSC
-------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                          $6,847,748         $465,208          12,980,869
DRIEHAUS INTERNATIONAL DISCOVERY FUND                        1,340,522           77,095           2,153,054
DRIEHAUS EUROPEAN OPPORTUNITY FUND                           1,267,660           16,256             622,294
DRIEHAUS ASIA PACIFIC GROWTH FUND                            1,240,336           58,011           1,073,310
DRIEHAUS EMERGING MARKETS GROWTH FUND                          584,256          127,110           2,447,671
-------------------------------------------------------------------------------------------------------------

    A portion of these commissions are, in turn paid by DSC to third parties for clearing and floor brokerage services.

                      ------------------------------------

    Certain officers of the TRUST are also officers of the Adviser. No such officers received compensation from the FUNDS.

    PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the FUNDS' administrative and accounting agent. In compensation for its services, PFPC receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC has agreed to waive its minimum fees during the first twenty-four months of operations for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the respective FUNDS' initial twenty-four month periods of operations, PFPC Inc. has agreed to phase-in their monthly minimum administrative fees for the FUNDS. As of December 31, 2000, the minimum monthly fee has been completely phased-in for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND.

    For the year ended December 31, 2000, $33,723, $38,354, $43,874, and $56,762
of these fees have been waived by PFPC Inc. for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively.

    PFPC Inc. also acts as the transfer agent and dividend dispensing agent for the FUNDS. PFPC Inc. has agreed to waive a portion of its monthly fee for transfer agent service, for the first two years of operations, for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. For the year ended December 31, 2000, PFPC, Inc. waived $31,200 for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY FUND and $6,000 for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the respective FUNDS' initial two years of operations, PFPC Inc. has agreed to phase-in that portion of its monthly transfer agency fee which was previously waived. As of December 31, 2000, the minimum monthly fee has been completely phased-in for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND.

                      ------------------------------------

C. DERIVATIVES AND OTHER FINANCIAL
   INSTRUMENTS

    At December 31, 2000, the FUNDS had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2000, the FUNDS' currency transactions are limited to transaction and portfolio hedges.

    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    The FUNDS had the following outstanding contracts at December 31, 2000:

DRIEHAUS INTERNATIONAL GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
   Sold          Foreign Currency Purchased          Date       at December 31, 2000
------------------------------------------------------------------------------------
$20,576,848    21,822,658   Euro                 January 2001   $            242,309
  2,213,418    17,262,914   Hong Kong Dollar     January 2001                    110
  3,974,163   455,427,549   Japanese Yen         January 2001                   (188)
  4,206,944     2,816,732   Pound Sterling       January 2001                 22,156
    717,658     1,244,167   Singapore Dollar     January 2001                   (145)
  1,279,780     2,060,702   Swiss Franc          January 2001                 19,951
                                                                --------------------
                                                                $            284,193
------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
 Purchased          Foreign Currency Sold            Date       at December 31, 2000
------------------------------------------------------------------------------------
$ 1,598,773     2,400,394   Canadian Dollar      January 2001   $             (4,935)
  1,631,690     1,092,506   Pound Sterling       January 2001                (10,810)
                                                                --------------------
                                                                $            (15,745)
                                                                --------------------
                            Net unrealized appreciation         $            268,448
                                                                ====================
------------------------------------------------------------------------------------

DRIEHAUS INTERNATIONAL DISCOVERY FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
   Sold          Foreign Currency Purchased          Date       at December 31, 2000
------------------------------------------------------------------------------------
$   258,713       465,044   Australian Dollar    January 2001   $                (84)
    357,019       535,643   Canadian Dollar      January 2001                 (1,021)
    235,820       976,536   Polish Zloty         January 2001                 (1,060)
    632,025       423,162   Pound Sterling       January 2001                  2,731
                                                                --------------------
                                                                $                566
------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
 Purchased          Foreign Currency Sold            Date       at December 31, 2000
------------------------------------------------------------------------------------
$   307,628    35,248,043   Japanese Yen         January 2001   $               (536)
                                                                --------------------
                                                                $               (536)
                                                                --------------------
                            Net unrealized appreciation         $                 30
                                                                ====================
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS EUROPEAN OPPORTUNITY FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
   Sold          Foreign Currency Purchased          Date       at December 31, 2000
------------------------------------------------------------------------------------
$   172,197     1,364,165   Danish Krone         January 2001   $              1,995
  2,954,884     3,133,755   Euro                 January 2001                 35,801
     44,461       391,446   Norwegian Krone      January 2001                    354
  1,734,996     1,161,618   Pound Sterling       January 2001                  4,143
    257,161     2,420,480   Swedish Krona        January 2001                  1,971
    201,459       324,389   Swiss Franc          January 2001                  3,141
                                                                --------------------
                                                                $             47,405
------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
 Purchased          Foreign Currency Sold            Date       at December 31, 2000
------------------------------------------------------------------------------------
$   657,626       440,309   Pound Sterling       January 2001   $             (3,478)
                                                                --------------------
                                                                $             (3,478)
                                                                --------------------
                            Net unrealized appreciation         $             43,927
                                                                ====================
------------------------------------------------------------------------------------

DRIEHAUS ASIA PACIFIC GROWTH FUND
Portfolio Hedge:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
 Purchased          Foreign Currency Sold            Date       at December 31, 2000
------------------------------------------------------------------------------------
$   535,729       962,918   Australian Dollar    January 2001   $            (35,729)
                                                                --------------------
                                                                $            (35,729)
------------------------------------------------------------------------------------

Transaction Hedges:

Foreign Currency Purchased:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
   Sold          Foreign Currency Purchased          Date       at December 31, 2000
------------------------------------------------------------------------------------
$   254,695       457,830   Australian Dollar    January 2001   $                149
    488,732    56,001,600   Japanese Yen         January 2001                    570
                                                                --------------------
                                                                $                719
------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
 Purchased          Foreign Currency Sold            Date       at December 31, 2000
------------------------------------------------------------------------------------
$   120,376    13,792,712   Japanese Yen         January 2001   $               (210)
                                                                --------------------
                                                                $               (210)
                                                                --------------------
                            Net unrealized depreciation         $            (35,220)
                                                                ====================
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
   Sold          Foreign Currency Purchased          Date       at December 31, 2000
------------------------------------------------------------------------------------
$   330,424     2,505,273   South African Rand   January 2001   $             (1,400)
                                                                --------------------
                                                                $             (1,400)
------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                     Unrealized
                                                                    Appreciation
US Dollars                                        Settlement       (Depreciation)
 Purchased          Foreign Currency Sold            Date       at December 31, 2000
------------------------------------------------------------------------------------
$    64,214       618,709   Mexican Peso         January 2001   $                100
                                                                --------------------
                                                                $                100
                                                                --------------------
                            Net unrealized depreciation         $             (1,300)
                                                                ====================
------------------------------------------------------------------------------------

    The FUNDS occasionally invest in equity participation notes which allow the FUNDS to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments were purchased pursuant to an agreement with a financial institution and are being valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2000, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND had unrealized appreciation (depreciation) of $63,533, $(7,792), and $395, respectively, as a result of their investment in these financial instruments. The aggregate market values of these notes for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND represented 2.4%, 2.5%, and 1.0%, respectively, of their total market values at December 31, 2000.

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investments securities, other than short-term obligations, for the year ended December 31, 2000, were as follows:

                            Fund                                  Purchases              Sales
---------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                              $1,498,944,431       $1,520,841,826
DRIEHAUS INTERNATIONAL DISCOVERY FUND                              239,225,442          198,450,259
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                 267,162,548          230,760,475
DRIEHAUS ASIA PACIFIC GROWTH FUND                                  176,562,523          176,800,885
DRIEHAUS EMERGING MARKETS GROWTH FUND                               94,318,191           73,717,795
---------------------------------------------------------------------------------------------------

E. RESTRICTED SECURITIES

    Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2000, the FUNDS held no restricted securities, other than equity participation notes. Since an investment in equity participation notes represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are deemed to be restricted (see Note C).

F. LINES OF CREDIT

    The FUNDS have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS EUROPEAN OPPORTUNITY FUND and the DRIEHAUS ASIA PACIFIC GROWTH FUND incurred $2,257 and $11,104, respectively, of interest expense related to borrowings on the line of credit. At December 31, 2000, the FUNDS had no outstanding borrowings.

G. OFF BALANCE SHEET RISKS

    The FUNDS' investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is the Advisor's policy to continuously monitor its exposure to these risks.

H. SHAREHOLDER FEES

    On June 28, 2000, the FUNDS' Board of Trustees authorized the adoption of a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase, for shares purchased after July 31, 2000. The fees charged by the fund from August 1, 2000 through December 31, 2000 were as follows:

                            Fund                                Redemption Fees
-------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                                 $147,456
DRIEHAUS INTERNATIONAL DISCOVERY FUND                                 2,225
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                   10,689
DRIEHAUS ASIA PACIFIC GROWTH FUND                                    97,074
DRIEHAUS EMERGING MARKETS GROWTH FUND                                 5,041
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

    To the Shareholders and Board of Trustees of Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund:

    We have audited the accompanying statements of assets and liabilities of DRIEHAUS INTERNATIONAL GROWTH FUND, DRIEHAUS INTERNATIONAL DISCOVERY FUND, DRIEHAUS EUROPEAN OPPORTUNITY FUND, DRIEHAUS ASIA PACIFIC GROWTH FUND AND DRIEHAUS EMERGING MARKETS GROWTH FUND (the "Funds"), including the schedules of investments and investments by industry on pages 4-7, 14-18, 24-27, 34-37 and 44-48, as of December 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights on pages 8-10, 19-21, 28-30, 38-40 and 49-51 for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund as of December 31, 2000, and the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP

Chicago, Illinois
February 21, 2001